                                                                  EXHIBIT (6)(2)


                              AMENDED AND RESTATED
                     PERFORMANCE SHARES ALLOTMENT AGREEMENT

THIS AGREEMENT made the 22nd day of November, 1991 and amended the 6th day of December, 1996.

BETWEEN:

          GLOBAL ELECTION SYSTEMS INC. (formerly Macrotrends
          International Ventures.) a corporation duly incorporated under the laws of the Province of British Columbia having an office at 1562 Rand Avenue, Vancouver, B.C., V6P 3G2;

          (the "Issuer")

                                                              OF THE FIRST PART

AND:

          THE INDIVIDUALS LISTED ON SCHEDULE "A" ATTACHED TO THIS AGREEMENT;

          (individually a "Principal" and collectively the "Principals")

                                                             OF THE SECOND PART

WHEREAS:

A. The Principals are "principals" of the Issuer within the meaning of Local Policy Statement 3-07, dated effective March 1, 1990, of the British Columbia Securities Commission;

B. The Principals wish to subscribe for 2,738,000 performance escrow shares of the Company (the "Shares") and the Company has agreed to issue the Shares to the Principals upon the terms and subject to the conditions contained in this Agreement as set out in Schedule "A" to this Agreement;

C. The Shares, when issued, will be escrowed pursuant to a Performance Shares Escrow Agreement in the form attached as Schedule "B" to this Agreement (the "Escrow Agreement");

         NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements herein contained, the parties hereto do covenant and agree (the "Agreement") each with the other as follows:

1.       REPRESENTATIONS AND WARRANTIES OF THE ISSUER

1.1 The Issuer represents and warrants to, and covenants and agrees with the Principals that the Issuer has good and sufficient right and authority to enter into this Agreement on the terms and conditions set forth herein and to issue the Shares to the Principals as provided for hereunder.

2.       REPRESENTATIONS AND WARRANTIES OF THE PRINCIPALS

2.1 The Principals each individually represent and warrant to, and covenant and agree with the Issuer that they are principals of the Issuer and each has good and sufficient right and authority to enter into this Agreement on the terms and conditions set forth herein.

2.2 The representations, warranties, covenants and agreements of the Principals shall be true as of the date that the Principals' Shares are subscribed for by the Principals (the "Subscription Date") as though such representations, warranties, covenants and agreements were made at and as of the Subscription Date.

3.       ALLOTMENT AND ISSUANCE OF SHARES

3.1 ON the basis of the representations, warranties, covenants and agreements of the parties hereto as set forth herein and subject to the terms of this Agreement, the Principals agree to subscribe from the Issuer, and the Issuer agrees to allot for issuance to the Principals, the Shares as set out in Schedule "A" attached hereto.

3.2 As full payment for the Shares, the Principals shall pay the Issuer $0.08 per Share. Upon receipt of full payment for Shares and an executed copy of an Escrow Agreement from a Principal, the Company shall issue the Shares to each Principal, provided that the Company shall not issue shares to a Principal until receipt of full payment for all Shares allotted to that Principal as set out in Schedule "A".

3.3 The Company's obligation to issue Shares to any Principal pursuant to paragraph 3.2 shall expire on the earlier of January 17, 2000 or on the date on which application is made to the British Columbia Securities Commission for the first release of Shares from escrow. In the event such application is made, if a Principal has not subscribed and fully paid for his Shares, then the allotment of the Shares to such Principal shall be withdrawn and such Principal shall have no right to acquire any of the Shares previously he Shares previously allotted to him.

4.       REGULATORY APPROVAL

4.1 This Agreement is subject to all necessary securities regulatory approvals of the British Columbia Securities Commission. The Issuer shall use its best efforts to obtain such necessary approvals to this agreement by no later than January 17, 1997.

5.       GENERAL

5.1 Time and each of the terms and conditions of this Agreement shall be of the essence of this Agreement.

5.2 The Schedules to this Agreement incorporated by reference and the recitals to this Agreement constitute a part of this Agreement.

5.3 This Agreement constitutes the entire agreement between the parties hereto in respect of the matters referred to herein and there are no representations, warranties, covenants or agreements, expressed or implied, collateral hereto other than as expressly set forth or referred to herein.

5.4 The headings in this Agreement are for reference only and do not constitute terms of the Agreement.

5.5 The provisions contained in this Agreement which, by their terms, require performance by a party to this Agreement subsequent to the execution of this Agreement, shall survive the execution of this Agreement.

5.6 Whenever the singular or masculine is used in this Agreement the same shall be deemed to include the plural or the feminine or the body corporate as the context may require.

5.7 The parties hereto shall execute and deliver all such further documents and instruments and do all such acts and things as any party may, either before or after the Closing Date, reasonably require in order to carry out the full intent and meaning of this Agreement.

5.8 Any notice, request, demand and other communication to be given under this Agreement shall be in writing and shall be delivered by hand to the parties at their respective addresses appearing on the cover page of this Agreement, or to such other addresses as may be given in writing by the parties hereto in the manner provided for in this paragraph, and shall be deemed to have been received on the date of delivery.

5.9 This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

5.10 This Agreement shall be subject to, governed by, and construed in accordance with the laws of the Province of British Columbia.

5.11 This Agreement may be signed by the parties in as many counterparts as may be deemed necessary, each of which so signed shall be deemed to be an original, and all such counterparts together shall constitute one and the same instrument.

          IN WITNESS WHEREOF the parties have hereunto set their hands and seals effect as of the Effective Date first above written.

The COMMON SEAL of GLOBAL            )
ELECTION SYSTEMS INC. was hereunto   )
affixed in the presence of:          )
                                     )
                                     )
/s/ ILLEGIBLE                        )               c/s
----------------------------------   )
Authorized Signatory                 )
                                     )
                                     )
/s/ ILLEGIBLE                        )
----------------------------------   )
Authorized Signatory                 )



SIGNED, SEALED AND DELIVERED by      )
CLINTON RICKARDS in the presence of: )
                                     )
                                     )
/s/ ILLEGIBLE                        )   /s/ CLINTON RICKARDS
----------------------------------   )   -----------------------------------
Signature of Witness                 )   CLINTON RICKARDS
                                     )
Name: MAURICE SOKULSKI               )
      ----------------------------   )
                                     )
                                     )
Address: 2101-8805 HUDSON ST.        )
         -------------------------   )
                                     )
    VANCOUVER, B.C.                  )
----------------------------------   )
                                     )
Occupation: ACCOUNTANT               )
            ----------------------   )

SIGNED, SEALED AND DELIVERED by      )
DAVID BROWN in the presence of:      )
                                     )
                                     )
                                     )
/s/ P. BROWN                         )   /s/ DAVID H. BROWN
----------------------------------   )  ------------------------------------
Signature of Witness                 )  DAVID BROWN
                                     )
                                     )
Name: P. BROWN                       )
      ----------------------------   )
                                     )
Address: 56 WROXETER AVE.            )
         -------------------------   )
                                     )
    TORONTO M4J IE6                  )
----------------------------------   )
                                     )
Occupation: SALES                    )
            ----------------------   )


SIGNED, SEALED AND DELIVERED by      )
THE ESTATE OF RONALD GUNN in the     )
presence of:                         )
                                     )
                                     )
----------------------------------   )   -----------------------------------
Signature of Witness                 )   THE ESTATE OF RONALD GUNN
                                     )
Name:                                )
      ----------------------------   )
                                     )
Address:                             )
         -------------------------   )
                                     )
                                     )
----------------------------------   )
                                     )
Occupation:                          )
            ----------------------   )

SIGNED, SEALED AND DELIVERED by      )
DAVID BROWN in the presence of:      )
                                     )
                                     )
                                     )
----------------------------------   )  ------------------------------------
Signature of Witness                 )  DAVID BROWN
                                     )
Name:                                )
      ----------------------------   )
                                     )
Address:                             )
         -------------------------   )
                                     )
----------------------------------   )
                                     )
Occupation:                          )
            ----------------------   )


SIGNED, SEALED AND DELIVERED by      )
THE ESTATE OF RONALD GUNN in the     )
presence of:                         )
                                     )
/s/ IDA McINTYRE                     )   /s/ FAYE KEPTLEMON, EXECUTORY
----------------------------------   )   -----------------------------------
Signature of Witness                 )   THE ESTATE OF RONALD GUNN
                                     )
Name: IDA McINTYRE                   )
      ----------------------------   )
                                     )
Address: 35 Resdon Court             )
         -------------------------   )
                                     )
Etobicoke, Ont  M9E 4E6              )
----------------------------------   )
                                     )
Occupation: EXECUTIVE SECRETARY      )
            ----------------------   )

SIGNED, SEALED AND DELIVERED by      )
CHARLES CONRAD in the presence of:   )
                                     )
/s/ ELIZABETH R. HAWKINS             )  /s/ CHARLES M. CONRAD
----------------------------------   )  ------------------------------------
Signature of Witness                 )  CHARLES CONRAD
                                     )
Name: Elizabeth Hawkins              )
      ----------------------------   )
                                     )
Address: 6605 Uptown Blvd. #330      )
         -------------------------   )
Albuquerque, New Mexico              )
----------------------------------   )
                                     )
Occupation: Secretary                )
            ----------------------   )


SIGNED, SEALED AND DELIVERED by      )
TALBOT IREDALE in the presence of:   )
                                     )
                                     )
----------------------------------   )  ------------------------------------
Signature of Witness                 )  TALBOT IREDALE
                                     )
Name:                                )
      ----------------------------   )
                                     )
Address:                             )
         -------------------------   )
                                     )
----------------------------------   )
                                     )
Occupation:                          )
            ----------------------   )


SIGNED, SEALED AND DELIVERED by      )
IAN PIPER in the presence of:        )
                                     )
                                     )
----------------------------------   )  ------------------------------------
Signature of Witness                 )  IAN PIPER
                                     )
Name:                                )
      ----------------------------   )
                                     )
Address:                             )
         -------------------------   )
                                     )
----------------------------------   )
                                     )
OCCUPATION:                          )
            ----------------------   )

SIGNED, SEALED AND DELIVERED by      )
CHARLES CONRAD in the presence of:   )
                                     )
                                     )
----------------------------------   )  ------------------------------------
Signature of Witness                 )  CHARLES CONRAD
                                     )
Name:                                )
      ----------------------------   )
                                     )
Address:                             )
         -------------------------   )
                                     )
----------------------------------   )
                                     )
Occupation:                          )
            ----------------------   )


SIGNED, SEALED AND DELIVERED by      )
TALBOT IREDALE in the presence of:   )
                                     )
/s/ M. I. SOKULSKI                   )  /s/ TALBOT IREDALE
----------------------------------   )  ------------------------------------
Signature of Witness                 )  TALBOT IREDALE
                                     )
Name: MAURICE SOKULSKI               )
      ----------------------------   )
                                     )
Address: 2101-8805 HUDSON ST.        )
         -------------------------   )
                                     )
  VANCOUVER, B.C.                    )
----------------------------------   )
                                     )
Occupation: ACCOUNTANT               )
            ----------------------   )


SIGNED, SEALED AND DELIVERED by      )
IAN PIPER in the presence of:        )
                                     )
                                     )
----------------------------------   )  ------------------------------------
Signature of Witness                 )  IAN PIPER
                                     )
Name:                                )
      ----------------------------   )
                                     )
Address:                             )
         -------------------------   )
                                     )
----------------------------------   )
                                     )
Occupation:                          )
            ----------------------   )

SIGNED, SEALED AND DELIVERED by      )
CHARLES CONRAD in the presence of:   )
                                     )
                                     )
----------------------------------   )  ------------------------------------
Signature of Witness                 )  CHARLES CONRAD
                                     )
Name:                                )
      ----------------------------   )
                                     )
Address:                             )
         -------------------------   )
                                     )
----------------------------------   )
                                     )
Occupation:                          )
            ----------------------   )


SIGNED, SEALED AND DELIVERED by      )
TALBOT IREDALE in the presence of:   )
                                     )
/s/ M. I. SOKULSKI                   )  /s/ TALBOT IREDALE
----------------------------------   )  ------------------------------------
Signature of Witness                 )  TALBOT IREDALE
                                     )
Name: MAURICE SOKULSKI               )
      ----------------------------   )
                                     )
Address: 2101-8805 HUDSON ST.        )
         -------------------------   )
                                     )
  VANCOUVER, B.C.                    )
----------------------------------   )
                                     )
Occupation: ACCOUNTANT               )
            ----------------------   )


SIGNED, SEALED AND DELIVERED by      )
IAN PIPER in the presence of:        )
                                     )
/s/ M. I. SOKULSKI                   )  /s/ IAN PIPER
----------------------------------   )  ------------------------------------
Signature of Witness                 )  IAN PIPER
                                     )
Name: MAURICE SOKULSKI               )
      ----------------------------   )
                                     )
Address: 2101-8805 HUDSON ST.        )
         -------------------------   )
                                     )
  VANCOUVER, B.C.                    )
----------------------------------   )
                                     )
Occupation: ACCOUNTANT               )
            ----------------------   )

SIGNED, SEALED AND DELIVERED by      )
MICHAEL MASSULLO in the presence of: )
                                     )
                                     )
/s/ ERIC LAU                         )  /s/ MICHAEL MASSULLO
----------------------------------   )  ------------------------------------
Signature of Witness                 )  MICHAEL MASSULLO
                                     )
Name: ERIC LAU                       )
      ----------------------------   )
                                     )
Address: 1158 EAST 18TH AVE.         )
         -------------------------   )
         VANCOUVER, B.C.             )
----------------------------------   )
                                     )
Occupation: Accountant               )
            ----------------------   )


SIGNED, SEALED AND DELIVERED by      )
Howard Van Pelt in the presence of:  )
                                     )
                                     )
----------------------------------   )  ------------------------------------
Signature of Witness                 )  HOWARD VAN PELT
                                     )
Name:                                )
      ----------------------------   )
                                     )
Address:                             )
         -------------------------   )
                                     )
----------------------------------   )
                                     )
Occupation:                          )
            ----------------------   )

SIGNED, SEALED AND DELIVERED by      )
MICHAEL MASSULLO in the presence of: )
                                     )
                                     )  /s/ MICHAEL MASSULLO
----------------------------------   )  ------------------------------------
Signature of Witness                 )  MICHAEL MASSULLO
                                     )
Name:                                )
      ----------------------------   )
                                     )
Address:                             )
         -------------------------   )
                                     )
----------------------------------   )
                                     )
Occupation:                          )
            ----------------------   )


SIGNED, SEALED AND DELIVERED by      )
HOWARD VAN PELT in the presence of:  )
                                     )
/s/ ELIZABETH R. HAWKINS             )  /s/ HOWARD VAN PELT
----------------------------------   )  ------------------------------------
Signature of Witness                 )  HOWARD VAN PELT
                                     )
Name: Elizabeth Hawkins              )
      ----------------------------   )
                                     )
Address: 6605 Uptown Blvd. #330      )
         -------------------------   )
Albuquerque, New Mexico              )
----------------------------------   )
                                     )
Occupation: Secretary                )
            ----------------------   )

                                  SCHEDULE "A"

NAME OF PRINCIPAL                                           NUMBER OF SHARES

Clinton Rickards                                                282,267
13961 - 33rd Avenue
Surrey, B.C.  V6P 3G2

David Brown                                                      88,208
Apt. 701 - 625 Avenue Road
Toronto, Ontario  M4V 2K7

Estate of Ronald Gunn                                            17,641
c/o FAYE STEPHENSON
OENEST, MURRAY BESBRISAY T LANEK
YOO - 130 ADELAIDE ST., WEST
TORONTO ONT  M5H 4C1

Charles Conrad                                                   35,283
Route 1
Box 118J
Chouteau, Oklahoma
14337

Talbot Iredale                                                   70,566
3657 West 28th Avenue
Vancouver, B.C.  V6S 1S3

Ian Piper                                                        28,227
303 - 4690 HAZEL ST.
BURNARY  B.C.  V5H 1S5

Michael Massullo                                                 28,227
#101 - 2736 Victoria Drive
Vancouver, B.C.  V5N 4L4

Howard Van Pelt                                               2,187,581
1709 Conestoga SE
Albuquerque, NM  87123

                                                              ---------
TOTAL:                                                        2,738,000
                                                              =========

                                  SCHEDULE "B"

                       PERFORMANCE SHARES ESCROW AGREEMENT

                       PERFORMANCE SHARES ESCROW AGREEMENT

THIS AGREEMENT IS DATED FOR REFERENCE THE __ DAY OF ___, 199_;

AMONG:

         MONTREAL TRUST COMPANY OF CANADA, 4th Flr., 510 Burrard Street, Vancouver, B.C., V6C 3B9

         (the "Escrow Agent")

AND:

         GLOBAL ELECTION SYSTEMS INC. (formerly Macrotrends International Ventures Inc.) a corporation duly incorporated under the laws of the Province of British Columbia having an office at 1562 Rand Avenue, Vancouver, B.C., V6P 3G2;

         (the "Issuer")

AND:

         EACH SHAREHOLDER, as defined in this Agreement

         (collectively, the "Parties");

WHEREAS each Shareholder has acquired or is about to acquire Shares of the Issuer;

AND WHEREAS the Escrow Agent has agreed to act as escrow agent in respect of the Shares upon the acquisition of the Shares by the Shareholder;

NOW THEREFORE in consideration of the covenants contained in this Agreement and other good and valuable consideration (the receipt and sufficiency of which is acknowledged), the Parties agree (the "Agreement") as follows:

1.       INTERPRETATION

In this Agreement:

         (a) "Acceptance Date" means the date on which this agreement was accepted by the Commission;

         (b) "Acknowledgement" means the acknowledgement and agreement to be bound in the form attached as Schedule "A" to this Agreement;

         (c)      "Act" means the Securities Act, S.B.C. 1985, c. 83;

         (d) "Cash Flow" means net income or loss before tax, adjusted to add back the following expenses:

                  (i)      depreciation,

                  (ii) amortization of goodwill and deferred research and development costs, excluding general and administrative costs,

                  (iii) expenses research and development costs, excluding general and administrative costs, and

                  (iv) any other amounts permitted or required by the Executive Director;

         (e)      "Commission" means the British Columbia Securities Commission;

         (f) "Cumulative Cash Flow" means, at any time, the aggregate cash flow of the Issuer up to that time from a date no earlier than the Issuer's financial year end immediately preceding the Acceptance Date, net of any negative cash flow;

         (g) "Executive Director" means the Executive Director appointed under the Act;

         (h) "Local Policy Statement 3-07" means the Commission Local Policy Statement 3-07 in effect as of the date of reference of this Agreement and attached as Schedule "B" to this Agreement;

         (i) "Shareholder" means a holder of shares of the Issuer who executes this Agreement or an Acknowledgement; and

         (j) "Shares" means the shares of the Shareholder described in Schedule "C" to this Agreement, as amended from time to time in accordance with section 9.

2.       PLACEMENT OF SHARES IN ESCROW

The Shareholder places the Shares in escrow with the Escrow Agent and shall deliver the certificates representing the Shares to the Escrow Agent as soon as practicable.

3.       VOTING OF SHARES IN ESCROW

         Except as provided by section 4(a), the Shareholder may exercise all voting rights attached to the Shares.

4.       WAIVER OF SHAREHOLDER'S RIGHTS

         The Shareholder waives the rights attached to the Shares:

                  (a) to vote the Shares on a resolution to cancel any of the Shares;

                  (b)      to receive dividends; and

                  (c) to participate in the assets and property of the Issuer on a winding up or dissolution of the Issuer.

5.       ABSTENTION FROM VOTING AS A DIRECTOR

         A Shareholder that is or becomes a director of the Issuer shall abstain from voting on a directors' resolution to cancel any of the Shares.

6.       TRANSFER WITHIN ESCROW

(1) the Shareholder shall not transfer any of the Sharers except in accordance with Local Policy Statement 3-07 and with the consent of the Executive Director.

(2) The Escrow Agent shall not effect a transfer of the Shares within escrow unless the Escrow Agent has received:

                  (a) a copy of an Acknowledgement executed by the person to whom the Shares are to be transferred; and

                  (b) a letter from the Executive Director consenting to the transfer.

(3) Upon the death or bankruptcy of a Shareholder, the Escrow Agent shall hold the Shares subject to this Agreement for the person that is legally entitled to become the registered owner of the Shares.

(4) In the event the Shareholder ceases to be a "principal" (as that term is defined in Local Policy Statement 3-07) of the Issuer, the Shareholder shall do all such things in respect of the Shares as may be required by the Company including, without in any way limiting the generality of the foregoing, gifting back the Shares, or any part of them, to the issuer or transferring the Shares, or any part of them, to a person or persons directed by the Company.

7.       RELEASE FROM ESCROW

(1) The Shareholder irrevocably directs the Escrow Agent to retain the Shares until the Shares are released from escrow pursuant to subsection
         (2) or surrendered for cancellation pursuant to section 8.

(2) The Escrow Agent shall not release the Shares from escrow unless the Escrow Agent has received a letter from the Executive Director consenting to the release.

(3) The approval of the Executive Director to a release from escrow of any of the Shares shall terminate this Agreement only in respect of the Shares so released.

(4) The Shares will be released, on a pro-rata basis to the Shareholders, pursuant to subsection (2) on the basis of one Share for every $0.7975 of Cumulative Cash Flow generated by the Issuer.

(5) Notwithstanding any other provision in this Agreement, any Shares not released before January 17, 2000 shall be cancelled.

8.       SURRENDER FOR CANCELLATION

The Shareholder shall surrender the Shares for cancellation by the Issuer and the Escrow Agent shall deliver the certificates representing the Shares to the
Issuer:

         (a) at the time of a major reorganization of the Issuer, if required as a condition of the consent to the reorganization by the Executive Director;

         (b) where the Issuer's shares have been subject to a cease trade order issued under the Act for a period of 2 consecutive years; and

         (c)      where required by section 6(4).

9.       AMENDMENT OF AGREEMENT

(1) Subject to subsection (2), this Agreement may be amended only by a written agreement among the Parties and with the written consent of the Executive Director.

(2)      Schedule "C" to this Agreement shall be amended upon:

         (a)      a transfer of Shares pursuant to section 6;

         (b)      a release of Shares from escrow pursuant to section 7; and

         (c)      a surrender of Shares for cancellation pursuant to section 8;

and the Escrow Agent shall note the amendment on the Schedule "C" in its possession.

10.      INDEMNIFICATION OF ESCROW AGENT

The Issuer and the Shareholders, jointly and severally, release, indemnify and save harmless the Escrow Agent from all costs, charges, claims, demands, damages, losses and expenses resulting from the Escrow Agent's compliance in good faith with this Agreement.

11.      RESIGNATION OF ESCROW AGENT

(1) If the Escrow Agent wishes to resign as escrow agent in respect of the Shares, the Escrow Agent shall give notice to the Issuer.

(2) If the Issuer wishes the Escrow Agent to resign as escrow agent in respect of the Shares, the Issuer shall give notice to the Escrow Agent.

(3) A notice referred to in subsection (1) or (2) shall be in writing and delivered to:

         (a) the Issuer at its address appearing on the cover page of this Agreement; or

         (b) the Escrow Agent at its address appearing on the cover page of this Agreement;

         and the notice shall be deemed to have been received on the date of delivery. The Issuer or the Escrow Agent may change its address for notice by giving notice to the other party in accordance with this subsection.

(4) A copy of a notice referred to in subsection (1) or (2) shall concurrently be delivered to the Executive Director.

(5) The resignation of the Escrow Agent shall be effective and the Escrow Agent shall cease to be bound by this Agreement on the date that is 180 days after the date of receipt of the notice referred to in subsection
         (1) or (2) or on such other date as the Escrow Agent and the Issuer may agree upon (the "resignation date").

(6) The Issuer shall, before the resignation date and with the written consent of the Executive Director, appoint another escrow agent and that appointment shall be binding on the Issuer and the Shareholders.

12.      ENTIRE AGREEMENT

This Agreement supersedes and replaces all other escrow agreements applying to the Shares required by securities regulators and all such Agreements are terminated and of no further force and effect from the reference date of this Agreement.

13.  FURTHER ASSURANCES

The Parties shall execute and deliver any documents and perform any acts necessary to carry out the intent of this Agreement.

14.  TIME

Time is of the essence of this Agreement.

15.  GOVERNING LAWS

This Agreement shall be construed in accordance with and governed by the laws of British Columbia and the laws of Canada applicable in British Columbia.

16.  COUNTERPARTS

This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which shall constitute one agreement.

17.  LANGUAGE

Wherever a singular expression is used in this Agreement, that expression is deemed to include the plural or the body corporate where required by the context.

18.  ENUREMENT

This Agreement inures to the benefit of and is binding on the Parties and their heirs, executors, administrators, successors and permitted assigns.

The Parties have executed and delivered this Agreement as of the date of reference of this Agreement.


The COMMON SEAL of ESCROW AGENT              )
was hereunto affixed in the presence of:     )
                                             )
                                             )         c/s
----------------------------------------     )
Authorized Signatory                         )
                                             )
----------------------------------------     )
Authorized Signatory                         )

The COMMON SEAL of GLOBAL                     )
ELECTION SYSTEMS INC. was hereunto            )
affixed in the presence of:                   )
                                              )
                                              )
                                              )        c/s
                                              )
                                              )
------------------------------------------    )
Authorized Signatory                          )
                                              )
                                              )
------------------------------------------    )
Authorized Signatory                          )

SIGNED, SEALED AND DELIVERED by               )
CLINTON RICKARDS in the presence of:          )
                                              )
------------------------------------------    )  ----------------------------------------
Signature of Witness                          )   CLINTON RICKARDS
                                              )
                                              )
Name:                                         )
     -------------------------------------    )
                                              )
Address:                                      )
        ----------------------------------    )
                                              )
------------------------------------------    )
                                              )
Occupation:                                   )
            ------------------------------    )
                                              )


SIGNED, SEALED AND DELIVERED by               )
HOWARD VAN PELT in the presence of:           )
                                              )
------------------------------------------    )  ----------------------------------------
Signature of Witness                          )   HOWARD VAN PELT
                                              )
                                              )
Name:                                         )
     -------------------------------------    )
                                              )
Address:                                      )
        ----------------------------------    )
                                              )
------------------------------------------    )
                                              )
Occupation:                                   )
            ------------------------------    )

         SIGNED, SEALED AND DELIVERED by     )
         DAVID BROWN in the presence of:     )
                                             )
                                             )
         -------------------------------     )      ----------------------------
         Signature of Witness                )      DAVID BROWN
                                             )
         Name:                               )
              --------------------------     )
                                             )
         Address:                            )
                 -----------------------     )
                                             )
         -------------------------------     )
                                             )
         Occupation:                         )
                    --------------------     )


         SIGNED, SEALED AND DELIVERED by     )
         THE ESTATE OF RONALD GUNN in the    )
         presence of:                        )
                                             )
                                             )
         -------------------------------     )      ----------------------------
         Signature of Witness                )      THE ESTATE OF RONALD GUNN
                                             )
         Name:                               )
              --------------------------     )
                                             )
         Address:                            )
                 -----------------------     )
                                             )
         -------------------------------     )
                                             )
         Occupation:                         )
                    --------------------     )

SIGNED, SEALED AND DELIVERED by     )
CHARLES CONRAD in the presence of:  )
                                    )
----------------------------------  )  ----------------------------------
Signature of Witness                )  CHARLES CONRAD
                                    )
Name:                               )
     -----------------------------  )
                                    )
Address:                            )
        --------------------------  )
                                    )
----------------------------------  )
                                    )
Occupation:                         )
           -----------------------  )


SIGNED, SEALED AND DELIVERED by     )
TALBOT IREDALE in the presence of:  )
                                    )
----------------------------------  )  ----------------------------------
Signature of Witness                )  TALBOT IREDALE
                                    )
Name:                               )
     -----------------------------  )
                                    )
Address:                            )
        --------------------------  )
                                    )
----------------------------------  )
                                    )
Occupation:                         )
           -----------------------  )


SIGNED, SEALED AND DELIVERED by     )
IAN PIPER in the presence of:       )
                                    )
----------------------------------  )  ----------------------------------
Signature of Witness                )  IAN PIPER
                                    )
Name:                               )
     -----------------------------  )
                                    )
Address:                            )
        --------------------------  )
                                    )
----------------------------------  )
                                    )
Occupation:                         )
           -----------------------  )

SIGNED, SEALED AND DELIVERED by         )
MICHAEL MASSULLO in the presence of:    )
                                        )
                                        )
-------------------------------------   )    -----------------------------------
Signature of Witness                    )    MICHAEL MASSULLO
                                        )
Name:                                   )
      -------------------------------   )
                                        )
Address:                                )
         ----------------------------   )
                                        )
                                        )
-------------------------------------   )
                                        )
                                        )
Occupation:                             )
            -------------------------   )

                        SCHEDULE "A" TO ESCROW AGREEMENT

                   ACKNOWLEDGEMENT AND AGREEMENT TO BE BOUND


To:       Executive Director
          1100 - 865 Hornby Street
          Vancouver, B.C.
          V6Z 2H4


I, __________________ (the "Transferee"), acknowledge that:

(a) I have entered into an agreement with GLOBAL ELECTIONS SYSTEMS INC. (the "Issuer") under which _______ shares of the Issuer (the "Shares") will be transferred to me upon receipt of regulatory approval; and

(b) the Shares are held in escrow subject to an escrow agreement dated for reference November __, 1991 (the "Escrow Agreement"), a copy of which is attached as Schedule "A" to this acknowledgement.

In consideration of $1.00 and other good and valuable consideration (the receipt and sufficiency of which is acknowledged) I agree, effective upon receipt of regulatory approval of the transfer to me of the Shares, to be bound by the Escrow Agreement in respect of the Shares as if I were an original signatory to the Escrow Agreement.

Dated at _________ on __, 199_.

Where the Transferee is an individual:

SIGNED, SEALED AND DELIVERED by         )
the Transferee in the presence of:      )
                                        )
_________________________________       )    _______________________________
Signature of Witness                    )
                                        )
Name:____________________________       )
                                        )
Address:_________________________       )
                                        )
_________________________________       )
                                        )
Occupation:______________________       )

Where the Transferee is a company:


The CORPORATE SEAL of the Transferee         )
was hereunto affixed in the presence of:     )
                                             )
                                             )
                                             )         c/s
-------------------------------------------  )
Authorized Signatory                         )
                                             )
-------------------------------------------  )
Authorized Signatory                         )

                        SCHEDULE "B" TO ESCROW AGREEMENT

         Local Policy Statement 3-07 in effect as of the date of the Escrow Agreement.

                   [PROVINCE OF BRITISH COLUMBIA LETTERHEAD]

                     BRITISH COLUMBIA SECURITIES COMMISSION



--------------------------------------------------------------------------------

                           LOCAL POLICY STATEMENT 3-07

                  POLICY GUIDELINES RESPECTING TRADING SHARES,
                   PERFORMANCE SHARES AND OTHER CONSIDERATION

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

PART           TITLE                                                                PAGE
----           -----                                                                ----
1.        IMPLEMENTATION                                                             1

2.        APPLICATION                                                                1

          2.1 Pre-prospectus
          2.2 Reactivations and reorganizations

3.        TRANSITION                                                                2

          3.1 Agreements made under former policy statement
          3.2 Option of conforming with new policy statement

4.        DEFINITIONS                                                                2

          4.1 Defined terms
          4.2 Terms defined in legislation

5.        GENERAL MATTERS                                                            5

          5.1 Review of opinions and reports
          5.2 Requirement for valuation opinion
          5.3 Out of pocket costs
          5.4 Confirmation of fair value

6.        ISSUANCE OF TRADING SHARES                                                 6

          6.1 Minimum price and maximum aggregate value
          6.2 Interest in operating subsidiary
          6.3 Value assigned to non-cash assets
          6.4 Purchase of interest in mineral property
          6.5 Accumulated deficit related to issuer's stated business purpose
          6.6 Exclusion of amounts by Superintendent

                                                               December 21, 1989

--------------------------------------------------------------------------------

LPS 3-07

PART           TITLE                                                                PAGE
----           -----                                                                ----
7.        ISSUANCE OF PERFORMANCE SHARES                                             8
          7.1 Issuance to principals
          7.2 Natural resource issuer
          7.3 Industrial issuer
          7.4 Escrow requirement
          7.5 Escrow agreement
          7.6 Limitations on rights of holders of performance shares
          7.7 Rights on ceasing to be a principal
          7.8 Undertaking of holding company

8.        TRANSFER OF PERFORMANCE SHARES WITHIN ESCROW                              10
          8.1 Permitted transferees
          8.2 Request for consent to transfer
          8.3 Documents to be filed with request for consent to transfer
          8.4 Letter of consent or objection
          8.5 No transfer during period between prospectus receipt and listing

9.        RELEASE OF PERFORMANCE SHARES FROM ESCROW                                 11

          9.1  Release of shares of natural resource issuer
          9.2  Reduction in release for natural resource issuer
          9.3  Release of shares of industrial issuer
          9.4  Adjustment of release calculation
          9.5  Requirements for release
          9.6  Annual release based on annual audited financial statements
          9.7  Request for consent to release
          9.8  Documents to be filed with request for consent to release
          9.9  Letter of consent or objection
          9.10 Request by holder of performance shares for consent to release

10.       SURRENDER OF PERFORMANCE SHARES FOR CANCELLATION                          14

                                                               December 21, 1989

                                                                        LPS 3-07

PART           TITLE                                                               PAGE
----           -----                                                               ----
11.       OTHER CONSIDERATION                                                       14

          11.1 Natural resource issuer
          11.2 Industrial issuer

Appendix A     Escrow Agreement

Appendix B     Examples of earn-out prices for performance
                shares issued by an industrial issuer

Appendix C     Undertaking Required from Non-Reporting or
                Closely Held Company

                                                               December 21, 1989

LPS 3-07

PART 1 IMPLEMENTATION

1.1 The following local policy statements are hereby rescinded and this local policy statement substituted therefor, effective March 1, 1990:

     (a) Local Policy Statement 3-07, dated February 6, 1987 (the "Former Policy Statement"), and

     (b)  Local Policy Statements 3-08, 3-09 and 3-10, each dated February 1,
          1987.

PART 2 APPLICATION

2.1 Pre-prospectus. This local policy statement sets out guidelines for issuance of shares and payment of consideration for assets by an issuer intending to do an initial public offering and obtain a listing on the Vancouver Stock Exchange. This local policy statement addresses

     (a) the issuance of trading shares, which are common shares issued as consideration for cash or assets contributed to the issuer and, in certain cases, expenses incurred to advance the business of the issuer,

     (b) the issuance of and escrow restrictions imposed on performance shares, which are common shares issued to directors, officers, promoters and other principals of the issuer to provide them with both a reasonable assurance of control during the formative stages of the issuer's development and an incentive to support the issuer, and

     (c) the payment of other consideration by the issuer for assets or services.

2.2 Reactivations and reorganizations - This local policy statement applies, with the necessary changes, to

     (a) the reactivation of an issuer by way of a prospectus, carried out in accordance with Local Policy Statement 3-35 and the policies of the Vancouver Stock Exchange, and


                                                               December 21, 1989

                                                                        LPS 3-07

     (b) a major reorganization of an issuer, including a reverse take over, carried out in accordance with the policies of the British Columbia Securities Commission and the Vancouver Stock Exchange.

PART 3 TRANSITION

3.1 Agreements made under former policy statement - Subject to section 3.2, shares issued in accordance with the Former Policy Statement will continue to be governed by any agreements made in accordance with the Former Policy Statement. Such shares, however, will be subject to the transfer restrictions and procedures set out in Part 8 and the release criteria and procedures set out in sections 9.5 through 9.10 of this local policy statement.

3.2 Option of conforming with new policy statement - An issuer that has issued shares in accordance with the Former Policy Statement may reorganize its capital to fully conform with this local policy statement. Before doing so, the issuer must obtain the approval of its shareholders and the written consent of the Superintendent of Brokers, if the issuer's shares are not listed on the Vancouver Stock Exchange, or the Vancouver Stock Exchange, if the issuer's shares are listed on that exchange. Both the approval and consent must be obtained by March 1, 1991.

PART 4 DEFINITIONS

4.1  Defined terms - In this local policy statement:

     "ACT" means the Securities Act, S.B.C. 1985, c. 83;

     "ARM'S LENGTH TRANSACTION" means a transaction other than a non-arm's length transaction;

     "CASH FLOW" means net income or loss before tax, adjusted to add back the following expenses:

     (a)  depreciation,

     (b) amortization of goodwill and deferred research and development costs, excluding general and administrative costs,

                                                               December 21, 1989

LPS 3-07

     (c) expensed research and development costs, excluding general and administrative costs, and

     (d)  any other amounts permitted or required by the Superintendent;

     "CUMULATIVE CASH FLOW" means, at any time, the aggregate cash flow of an issuer up to that time from a date no earlier than the issuer's financial year end immediately preceding the date of its IPO, net of any negative cash flow;

     "EARN-OUT FACTOR" means the number obtained by squaring the performance share percentage, expressed as a decimal, and multiplying by four;

     "EARN-OUT PRICE" means the IPO price multiplied by the earn-out factor;

     "ESCROW AGREEMENT" means an agreement in the form attached as Appendix A to this local policy statement;

     "EXCHANGE" means the Vancouver Stock Exchange;

     "INDUSTRIAL ISSUER" means an issuer other than a natural resource issuer;

     "IPO" means the initial public offering of common shares of an issuer under a prospectus which has been filed with, and for which a receipt has been obtained from, the Superintendent under section 42 of the Act;

     "IPO PRICE" means the price per share paid by the public on an issuer's
     IPO;

     "NON-ARM'S LENGTH TRANSACTION" means a transaction between the issuer and a person that, at any time from the date of the transaction until the date of completion of the issuer's IPO, is

     (a)  an insider, associate, affiliate or principal of the issuer,

     (b)  a person that

          (i) has a control person, insider or promoter that is a control person, insider or promoter of the issuer, or


                                                               December 21, 1989

                                                                        LPS 3-07

          (ii) has a control person, insider or promoter that is an associate or affiliate of a control person, insider or promoter of the issuer except where the person's insiders that are described in paragraphs
          (i) and (ii) hold in total less than 10% of the voting securities of the person, or

     (c) determined by the Superintendent not to be at arm's length to the issuer;

     "PERFORMANCE SHARES" means common shares of an issuer issued in accordance with Part 7 of this local policy statement, so long as they are held in escrow in accordance with this local policy statement;

     "PERFORMANCE SHARE PERCENTAGE" means the percentage, determined on the date the issuer's shares are listed, posted and called for trading on the Exchange, that the issued performance shares of the issuer are of the total issued and outstanding voting securities of the issuer;

     "PRINCIPAL" means, in relation to an issuer,

     (a)  a promoter of the issuer,

     (b)  a director of the issuer or of an operating subsidiary of the issuer,

     (c) a full time management employee of the issuer, or of an operating subsidiary of the issuer, whose direct or indirect employment is with the issuer or the subsidiary,

     (d) a person who has provided key services or contributed a fundamental asset to the issuer and has elected to be treated as a principal, or

     (e) a company all the voting securities of which are owned by one or more of the persons referred to in subsections (a) through (d);

     "REGULATION" means the Securities Regulation, B.C. Reg. 270/86;


                                                               December 21, 1989

LPS 3-07

     "SUPERINTENDENT OR THE EXCHANGE" means the Superintendent, if the issuer's shares are not listed on the Exchange, and the Exchange, if the issuer's shares are listed on the Exchange;

     "TRADING SHARES" means shares of the class of common shares issued on an issuer's IPO, excluding performance shares issued in accordance with Part 7 of this local policy statement;

     "VALUATION OPINION" means, in respect of

     (a) a natural resource issuer, a written opinion prepared by a qualified expert as to the fair market value of a resource property, determined either through the computation of present value or some other recognized method of valuation acceptable to the Superintendent, and

     (b) an industrial issuer, a written opinion prepared in accordance with generally applied valuation approaches by a Chartered Business Valuator, or another expert acceptable to the Superintendent, as to the highest price available for the issuer's business, assets or shares in an open and unrestricted market between informed, prudent parties, acting at arm's length and under no compulsion to act, expressed in terms of money or money's worth.

4.2 Terms defined in legislation - Subject to section 4.1, terms defined in the Act, the Regulation and the Interpretation Act, R.S.B.C. 1979, c. 206 and used in this local policy statement have the same meaning as in the Act, the Regulation and the Interpretation Act.

PART 5 GENERAL MATTERS

5.1 Review of opinions and reports - The Superintendent may, with the agreement of an issuer, seek the opinion of an engineer, appraiser, business valuator, accountant or other expert to determine the acceptability of a valuation opinion or other report filed pursuant to this local policy statement and, in such circumstances, the issuer will be liable for the fees charged by such person in connection with providing the opinion.

                                                               December 21, 1989

                                                                        LPS 3-07


5.2 Requirement for valuation opinion - The Superintendent may, at the time of reviewing an issuer's prospectus for its IPO, require a valuation opinion in support of the value attributed to any non-cash assets.

5.3 Out of pocket costs - Where this local policy statement provides that the value of trading shares issued or other consideration paid to a person by an issuer for a non-cash asset must be calculated on the basis of the out of pocket costs incurred by the person in respect of the non-cash asset, those out of pocket costs must

     (a)  be reasonable,

     (b) have contributed or be reasonably expected to contribute to the future operations of the issuer,

     (c)  be supported by an audited statement of costs, and

     (d) in respect of a resource property, be restricted to acquisition costs and such other costs as are necessary to secure a preliminary evaluation of the resource property and to lead to the identification of exploration targets.

5.4 Confirmation of fair value - The onus will be on an issuer, if questioned, to satisfy the Superintendent that fair value was received for costs or expenditures associated with a non-arm's length transaction.

PART 6 ISSUANCE OF TRADING SHARES

6.1 Minimum price and maximum aggregate value - Although in most cases trading shares will be paid for in cash, trading shares may be issued for consideration other than cash. Subject to sections 6.2 through 6.6, an issuer may issue trading shares at a minimum price of $.25 per share up to an aggregate value equal to:

     (a)  the amount of cash paid in as share capital; plus

     (b) the fair market value of any non-cash assets contributed as share capital; plus

     (c)  the issuer's retained earnings, if any; less

     (d) where the issuer has an accumulated deficit, that portion of the accumulated deficit that does not directly relate to the issuer's stated business purpose at the time of its IPO.


                                                               December 21, 1989

LPS 3-07

6.2 Interest in operating subsidiary - Where an issuer has an operating subsidiary, or is proposing to issue trading shares in order to acquire an operating subsidiary, and the value of that operating subsidiary is not supported by a current valuation opinion, the principles of this Part will apply to the operating subsidiary for the purpose of determining the number of trading shares that may be issued by the issuer in respect of its interest in the operating subsidiary.

6.3 Value assigned to non-cash assets - For the purpose of section 6.1(b), where non-cash assets are contributed to an issuer by a person in a non-arm's length transaction, the fair market value attributed to the non-cash assets must be either

          (a)  supported by a valuation opinion, or

          (b) limited to an amount equal to the out of pocket costs incurred by the person in respect of the non-cash assets, determined in accordance with section 5.3.

6.4 Purchase of interest in mineral property - A natural resource issuer that, in an arm's length transaction, agrees to issue trading shares as consideration for a mineral property or an option on a mineral property, the value of which is not supported by a current valuation opinion, will generally be required to meet the following conditions:

     (a) The consideration must consist of not more than 200,000 trading shares issuable in no fewer than four blocks, each block consisting of not more than 50,000 trading shares.

     (b) One block of shares may be issued prior to the date the issuer's shares are listed, posted and called for trading on the Exchange.

     (c) The remaining blocks of shares may be issued in stages upon the filing with the Exchange of engineering reports, acceptable to the Exchange, recommending further work on the mineral property.

6.5 Accumulated deficit related to issuer's stated business purpose - For the purpose of section 6.1(d), that portion of the issuer's accumulated deficit that directly relates to the issuer's stated business purpose at the time of its IPO includes

                                                               December 21, 1989

                                                                        LPS 3-07

     (a)  for a natural resource issuer, expenses incurred

          (i) in exploring and developing the resource properties upon which the issuer's IPO proceeds are to be spent, and

          (ii) in exploring and developing other resource properties, provided that these expenses do not exceed the expenses referred to in paragraph (i), and

     (b) for an industrial issuer, expenses incurred in respect of the project or business to be financed by the issuer's IPO proceeds.

6.6 Exclusion of amounts by Superintendent - The Superintendent may require that an amount be excluded from the determination of the number of trading shares that may be issued under this Part if in the circumstances he considers that to include any such amount would be inappropriate or unconscionable. For example, the Superintendent would question the appropriateness of issuing trading shares for non-cash assets unrelated to the issuer's stated business purpose at the time of its IPO or for excessive administrative expenses.

PART 7 ISSUANCE OF PERFORMANCE SHARES

7.1 Issuance to principals - Performance shares may be issued for cash to the principals of an issuer

     (a) to provide the principals with a measure of control to facilitate the development of the issuer in an orderly fashion,

     (b) to provide an incentive for the principals to diligently support the affairs of the issuer, and

     (c) to provide an incentive for the principals to contribute management services or fundamental assets to the issuer.

7.2 Natural resource issuer - A natural resource issuer may issue to its principals up to a total of 750,000 performance shares, at a minimum price of $.01 per share.

7.3 Industrial issuer - An industrial issuer may issue performance shares to its principals, at a minimum price of $.01 per share, provided that the resulting performance share percentage does not exceed 65%.

                                                               December 21, 1989

LPS 3-07

7.4 Escrow requirement - Performance shares are required to be escrowed. It should be noted that the higher the performance share percentage, the more difficult it becomes to obtain a release of the performance shares from escrow. The table attached as Appendix B to this local policy statement provides some examples of the operation of the release provisions for industrial issuers set out in Part 9 of this local policy statement.

7.5 Escrow agreement Prior to or at the time of acquiring performance shares, principals must execute an escrow agreement. The certificates representing the performance shares must be registered in the names of the holders of the shares and deposited with the escrow agent in accordance with the terms of the escrow agreement. Only a trust company carrying on business in British Columbia or a company approved by the Superintendent may act as an escrow agent.

7.6 Limitations on rights of holders of performance shares - The escrow agreement provides that the holders of performance shares waive any rights attached to those shares to receive dividends or to participate in the assets and property of the issuer on a winding up or dissolution. Holders of performance shares do retain the right to vote those shares, except on a resolution respecting their cancellation.

7.7 Rights on ceasing to be a principal - The escrow agreement requires that the parties to it set out in the agreement any rights or obligations of a person who ceases to be a principal, dies or becomes bankrupt to retain, transfer or surrender to the issuer for cancellation any performance shares then held by the person.

7.8 Undertaking of holding company - Where performance shares are to be issued to a non-reporting or closely held company, wherever situate, rather than to an individual, the company must, prior to or at the time of acquiring the performance shares, execute an undertaking in the form attached as Appendix C to this local policy statement. In the undertaking, the company agrees not to effect or permit any transfer of ownership of shares of the company nor to issue further shares of any class in the company without the consent of the Superintendent or the Exchange, so long as the company continues to hold any of the issuer's performance shares. An application for consent should be made in the same manner as an application for consent to a transfer of performance shares pursuant to Part 8 of this local policy statement.

                                                               December 21, 1989

                                                                        LPS 3-07

PART 8 TRANSFER OF PERFORMANCE SHARES WITHIN ESCROW

8.1  Permitted transferees - Performance shares may be transferred only to


     (a)  other principals, including incoming principals,

     (b)  the issuer of the performance shares, or

     (c)  an offeror under a formal bid (as defined in section 74 of the Act).

8.2 Request for consent to transfer - In order to transfer performance shares, the holder of performance shares must deliver to the Superintendent or the Exchange a written request for consent to the transfer. The request for consent to the transfer must include:

     (a) the name of the escrow agent and the reference date of the escrow agreement,

     (b)  an explanation of the reason for the transfer,

     (c) a description of the consideration to be paid for the performance shares,

     (d) where the performance shares are to be transferred to a principal, confirmation that the transferee is a principal or will become a principal on or before the date of the proposed transfer, and

     (e) a description of the exemptions in the Act or the Regulation, if any, being relied upon to make the transfer.

8.3 Documents to be filed with request for consent to transfer - The request for consent to the transfer must be accompanied by:

     (a)  a copy of the transfer agreement,

     (b) an acknowledgement and agreement to be bound in the form attached as Schedule A to the escrow agreement, executed by the transferee,

     (c) where the performance shares are to be transferred to a non-reporting or closely held company, wherever situate, rather than to an individual, an undertaking by the company in the form attached as Appendix C to this local policy statement,


                                                               December 21, 1989

LPS 3-07

     (d) where applicable, evidence that the proposed change of control has been approved by the shareholders of the issuer, and

     (e)  the appropriate application fee.

8.4 Letter of consent or objection - Upon receiving a request for consent to a transfer and accompanying documents that comply with sections 8.2 and 8.3, the Superintendent or the Exchange will issue to the applicant a letter that either consents or objects to the transfer. A letter consenting to the transfer will be copied to the escrow agent.

8.5 No transfer during period between prospectus receipt and listing - The Superintendent will generally refuse to consent to a transfer of performance shares during the period between the date of the receipt for the issuer's prospectus for its IPO and the date the issuer's securities are listed, posted and called for trading on the Exchange.

PART 9 RELEASE OF PERFORMANCE SHARES FROM ESCROW

9.1 Release of shares of natural resource issuer - Holders of performance shares of a natural resource issuer will be entitled to the pro-rata release of those performance shares on the basis of 15% of the original number of performance shares for every $100,000 expended on exploration and development of a resource property by

     (a)  the issuer, or

     (b) a person other than the issuer in order to earn an interest in the resource property, but only in respect of that proportion of the expenditure equal to the issuer's remaining proportionate interest in the resource property after the person's interest has been earned, provided that

     (c) no more than 50% of the original number of performance shares may be released in any 12 month period, and

     (d) no expenditure on exploration and development made prior to the date of the receipt for the issuer's prospectus for its IPO may be included.

                                                               December 21, 1989

                                                                        LPS 3-07

9.2 Reduction in release for natural resource issuer - Where administrative expenses exceed 33% of total expenditures during the period on which the calculation in section 9.1 is based,

     (a)  the pro-rata release factor of 15% will be reduced to 7.5%, and

     (b) the percentage of the original number of performance shares available for release in any 12 month period will be reduced to 25%.

9.3 Release of shares of industrial issuer - Holders of performance shares of an industrial issuer will be entitled to the pro-rata release of a number of performance shares equal to the amount of cumulative cash flow, not previously applied towards release, divided by the earn-out price.

9.4 Adjustment of release calculation - On a consolidation, subdivision, amalgamation or reclassification of the issuer's shares, the release calculation must be adjusted so that the proportion of the outstanding performance shares available for release is unaffected by the consolidation, subdivision, amalgamation or reclassification.

9.5 Requirements for release - No performance shares may be released from escrow unless, at the time of the application for release,

     (a) the issuer is meeting its current obligations in the ordinary course of business as they generally become due, as evidenced by a statutory declaration of the president or chief financial officer of the issuer,

     (b) the issuer's shares are listed, posted and called for trading on all stock exchanges having jurisdiction over it, as evidenced by letters from those stock exchanges,

     (c) the issuer is not in default of any requirement of the Act or the Regulation, as evidenced by a certificate issued by the Commission, and

                                                               December 21, 1989

LPS 3-07

     (d) the issuer is in good standing with respect to its filing of returns with the Registrar of Companies under the Company Act or, if the issuer is incorporated, organized or continued in a jurisdiction other than British Columbia, with the registrar of companies or similar authority in that jurisdiction, as evidenced by a certificate issued by the Registrar of Companies or by that similar authority.

9.6 Annual release based on annual audited financial statements - Performance shares may be released only once during an issuer's financial year. The release calculation must be based on the issuer's annual audited financial statements for the year or years during which the release requirements were met in respect of the performance shares to be released.

9.7 Request for consent to release - In order to obtain a release of performance shares, the issuer must deliver to the Superintendent or the Exchange a written request for consent to the release. The request for consent to the release must include the name of the escrow agent and the reference date of the escrow agreement.

9.8 Documents to be filed with request for consent to release - The request for consent to the release must be accompanied by:

     (a)  written evidence of compliance with the requirements of section 9.5,

     (b) annual audited financial statements of the issuer for the financial year or years during which the release requirements were met in respect of the performance shares to be released,

     (c) where expenditures on a resource property were made by a person other than the issuer, an audited statement of costs,

     (d) a calculation, prepared by the issuer's auditor, of the number of performance shares to be released, and

     (e)  the appropriate application fee.

                                                               December 21, 1989

                                                                        LPS 3-07

9.9 Letter of consent or objection - Upon receiving a request for consent to a release and accompanying documents that comply with sections 9.7 and 9.8, the Superintendent or the Exchange will issue to the issuer a letter that either consents or objects to the release. A letter consenting to the release will be copied to the escrow agent.

9.10 Request by holder of performance shares for consent to release - A holder of performance shares may apply to the Superintendent or the Exchange for release where the issuer is unable or unwilling to do so. If the president or chief financial officer of the issuer refuses to provide the statutory declaration referred to in section 9.5(a), the Superintendent or the Exchange may waive that requirement.

PART 10 SURRENDER OF PERFORMANCE SHARES FOR CANCELLATION

10.1 Performance shares must be surrendered to the issuer for cancellation

     (a) at the time of a major reorganization of the issuer, if required as a condition of the consent to the reorganization by the Superintendent or the Exchange,

     (b) where the issuer's shares have been subject to a cease trade order issued under the Act for a period of 2 consecutive years, or

     (c) 10 years from the later of the date of issue of the performance shares and the date of the receipt for the issuer's prospectus for its IPO.

PART 11 OTHER CONSIDERATION

11.1 Natural resource issuer - Where a natural resource issuer proposes to acquire from a person a resource property or an option on a resource property, the value of which is not supported by a valuation opinion, the following principles apply:

     (a) In an arm's length transaction, the issuer may pay the person cash consideration.

                                                               December 21, 1989

LPS 3-07

     (b) In an arm's length transaction, the issuer may agree to pay the person additional consideration at such time as the resource property commences commercial production. Such additional consideration may, depending on the circumstances, consist of cash consideration, reasonable payments from net profits, securities, or any combination of these.

     (c) In a non-arm's length transaction, the issuer may pay the person cash consideration up to the amount of the out of pocket costs incurred by the person in respect of the resource property, determined in accordance with section 5.3.

     (d) In a non-arm's length transaction, the issuer may agree to pay the person additional consideration at such time as the resource property commences commercial production, where the person has carried out extensive exploration with results that indicate that the resource property appears to have substantial merit. The extent of the person's effort, skill and risk in developing the resource property will be taken into account by the Superintendent in determining whether additional consideration is justified. Such additional consideration may, depending on the circumstances, consist of cash consideration, reasonable payments from net profits, securities, or any combination of these. A 15% net profits interest would normally be considered reasonable.

11.2 Industrial issuer - Where an industrial issuer proposes to acquire from a person non-cash assets, the value of which are not supported by a valuation opinion, the following principles apply:

     (a) In an arm's length transaction, the issuer may pay the person cash consideration, a royalty or a combination of these.

     (b) In a non-arm's length transaction, the issuer may pay the person cash consideration up to the amount of the out of pocket costs incurred by the person in respect of the non-cash assets, determined in accordance with section 5.3.

DATED at Vancouver, British Columbia this 21st day of December 1989.


                                        /s/ DOUGLAS M. HYNDMAN
                                        Douglas M. Hyndman
                                        Chairman

                                                               December 21, 1989

                                                                        LPS 3-07

                    APPENDIX A TO LOCAL POLICY STATEMENT 3-07

                                ESCROW AGREEMENT

     THIS AGREEMENT is dated for reference __________________, 19___ and made

AMONG:

     (the "Escrow Agent");

AND:

     (the "Issuer");

AND: EACH SHAREHOLDER, as defined in this Agreement

(collectively, the "Parties").

WHEREAS the Shareholder has acquired or is about to acquire shares of the Issuer;

AND WHEREAS the Escrow Agent has agreed to act as escrow agent in respect of the shares upon the acquisition of the shares by the Shareholder;

NOW THEREFORE in consideration of the covenants contained in this agreement and other good and valuable consideration (the receipt and sufficiency of which is acknowledged), the Parties agree as follows:

1.   INTERPRETATION

In this agreement:

(a) "ACKNOWLEDGEMENT" means the acknowledgement and agreement to be bound in the form attached as Schedule A to this agreement;

(b)  "ACT" means the Securities Act, S.B.C.1985, c. 83;

(c)  "EXCHANGE" means the Vancouver Stock Exchange;

                                                               December 21, 1989

LPS 3-07



(d) "IPO" means the initial public offering of common shares of the Issuer under a prospectus which has been filed with, and for which a receipt has been obtained from, the Superintendent under section 42 of the Act;

(e) "LOCAL POLICY STATEMENT 3-07 means the Local Policy Statement 3-07 in effect as of the date of reference of this agreement and attached as Schedule B to this agreement;

(f) "SHAREHOLDER" means a holder of shares of the Issuer who executes this agreement or an Acknowledgement;

(g) "SHARES" means the shares of the Shareholder described in Schedule C to this agreement, as amended from time to time in accordance with section 9;

(h) "SUPERINTENDENT" means the Superintendent of Brokers appointed under the Act; and

(i) "SUPERINTENDENT OR THE EXCHANGE" means the Superintendent, if the shares of the Issuer are not listed on the Exchange, or the Exchange, if the shares of the Issuer are listed on the Exchange.

2.   PLACEMENT OF SHARES IN ESCROW

The Shareholder places the Shares in escrow with the Escrow Agent and shall deliver the certificates representing the Shares to the Escrow Agent as soon as practicable.

3.   VOTING OF SHARES IN ESCROW

Except as provided by section 4(a), the Shareholder may exercise all voting rights attached to the Shares.

4.   WAIVER OF SHAREHOLDER'S RIGHTS

The Shareholder waives the rights attached to the Shares

(a)  to vote the Shares on a resolution to cancel any of the Shares,

(b)  to receive dividends, and



                                                               December 21, 1989

                                                                        LPS 3-07
                                     - 3 -





(c) to participate in the assets and property of the Issuer on a winding up or dissolution of the Issuer.

5.   ABSTENTION FROM VOTING AS A DIRECTOR

A Shareholder that is or becomes a director of the Issuer shall abstain from voting on a directors' resolution to cancel any of the Shares.

6.   TRANSFER WITHIN ESCROW

(1) The Shareholder shall not transfer any of the Shares except in accordance with Local Policy Statement 3-07 and with the consent of the Superintendent or the Exchange.

(2) The Escrow Agent shall not effect a transfer of the Shares within escrow unless the Escrow Agent has received

     (a) a copy of an Acknowledgement executed by the person to whom the Shares are to be transferred, and

     (b) a letter from the Superintendent or the Exchange consenting to the transfer.

(3) Upon the death or bankruptcy of a Shareholder, the Escrow Agent shall hold the Shares subject to this agreement for the person that is legally entitled to become the registered owner of the Shares.

(4) [Set out in this subsection the rights and obligations of a Shareholder who ceases to be a principal, as that term is defined in Local Policy Statement 3-07, dies, or becomes bankrupt, to retain, transfer or surrender to the Issuer for cancellation any shares held by the Shareholder.]

7.   RELEASE FROM ESCROW

(1) THE Shareholder irrevocably directs the Escrow Agent to retain the Shares until the Shares are released from escrow pursuant to subsection (2) or surrendered for cancellation pursuant to section 8.

                                                               December 21, 1989

LPS 3-07

(2) The Escrow Agent shall not release the Shares from escrow unless the Escrow Agent has received a letter from the Superintendent or the Exchange consenting to the release.

(3) The approval of the Superintendent or the Exchange to a release from escrow of any of the Shares shall terminate this agreement only in respect of the Shares so released.

B.   SURRENDER FOR CANCELLATION

The Shareholder shall surrender the Shares for cancellation and the Escrow Agent shall deliver the certificates representing the Shares to the Issuer

     (a) at the time of a major reorganization of the Issuer, if required as a condition of the consent to the reorganization by the Superintendent or the Exchange,

     (b) where the Issuer's shares have been subject to a cease trade order issued under the Act for a period of 2 consecutive years,

     (c) 10 years from the later of the date of issue of the Shares and the date of the receipt for the Issuer's prospectus on its IPO, or

     (d)  where required by section 6(4).

9.   AMENDMENT OF AGREEMENT

(1) Subject to subsection (2), this agreement may be amended only by a written agreement among the Parties and with the written consent of the Superintendent or the Exchange.

(2)  Schedule C to this agreement shall be amended upon

     (a)  a transfer of Shares pursuant to section 6,

     (b)  a release of Shares from escrow pursuant to section 7, or

                                                               December 21, 1989

                                                                        LPS 3-07

     (c)  a surrender of Shares for cancellation pursuant to section 8,

and the Escrow Agent shall note the amendment on the Schedule C in its possession.

10.  INDEMNIFICATION OF ESCROW AGENT

The Issuer and the Shareholders, jointly and severally, release, indemnify and save harmless the Escrow Agent from all costs, charges, claims, demands, damages, losses and expenses resulting from the Escrow Agent's compliance in good faith with this agreement.

11.  RESIGNATION OF ESCROW AGENT

(1) If the Escrow Agent wishes to resign as escrow agent in respect of the Shares, the Escrow Agent shall give notice to the Issuer.

(2) If the Issuer wishes the Escrow Agent to resign as escrow agent in respect of the Shares, the Issuer shall give notice to the Escrow Agent.

(3) A notice referred to in subsection (1) or (2) shall be in writing and delivered to

     (a)  the Issuer at ____________________, or

     (b)  the Escrow Agent at ____________________

     and the notice shall be deemed to have been received on the date of delivery. The Issuer or the Escrow Agent may change its address for notice by giving notice to the other party in accordance with this subsection.

(4) A copy of a notice referred to in subsection (1) or shall concurrently be delivered to the Superintendent or the Exchange.

(5) The resignation of the Escrow Agent shall be effective and the Escrow Agent shall cease to be bound by this agreement on the date that is 180 days after the date of receipt of the notice referred to in subsection (1) or
     (2) or on such other date as the Escrow Agent and the Issuer may agree upon (the "resignation date").

                                                               December 21, 1989

LPS 3-07

(6) The Issuer shall, before the resignation date and with the written consent of the Superintendent or the Exchange, appoint another escrow agent and that appointment shall be binding on the Issuer and the Shareholders.

12.  FURTHER ASSURANCES

The Parties shall execute and deliver any documents and perform any acts necessary to carry out the intent of this agreement.

13.  TIME

Time is of the essence of this agreement.

14.  GOVERNING LAWS

This agreement shall be construed in accordance with and governed by the laws of British Columbia and the laws of Canada applicable in British Columbia.

15.  COUNTERPARTS

This agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which shall constitute one agreement.

16.  LANGUAGE

Wherever a singular expression is used in this agreement, that expression is deemed to include the plural or the body corporate where required by the context.

17.  ENUREMENT

This Agreement enures to the benefit of and is binding on the Parties and their heirs, executors, administrators, successors and permitted assigns.

                                                               December 21, 1989

                                                                      LPS 3-07

The Parties have executed and delivered this agreement as of the date of reference of this agreement.




The Corporate/Common Seal of       )
[Escrow Agent] was affixed         )
in the presence of:                )
                                   )                   c/s
---------------------------------  )
Authorized signatory               )
                                   )
---------------------------------  )
Authorized signatory               )



The Corporate/Common Seal of       )
[Issuer] was affixed               )
in the presence of:                )
                                   )                   c/s
---------------------------------  )
Authorized signatory               )
                                   )
---------------------------------  )
Authorized signatory               )


Where the Shareholder is an individual:

Signed, sealed and delivered by    )
[Shareholder] in the presence of:  )
                                   )
---------------------------------  )
Name                               )
                                   )
---------------------------------  )    ------------------------------
Address                            )    [Shareholder]
                                   )
---------------------------------  )
                                   )
                                   )
---------------------------------  )
                                   )
                                   )
---------------------------------  )
Occupation




                                                              December 21, 1989

LPS 3-07
                                     - 8 -




Where the Shareholder is a company:

The Corporate/Common Seal of     )
[Shareholder] was affixed        )
in the presence of:              )
                                 )
                                 )
                                 )                                c/s
-------------------------------  )
Authorized signatory             )
                                 )
                                 )
-------------------------------  )
Authorized signatory             )








                                                               December 21, 1989

                                                                LPS 3-07
                         SCHEDULE A TO ESCROW AGREEMENT

                   ACKNOWLEDGEMENT AND AGREEMENT TO BE BOUND



To:   Superintendent of Brokers     or       Vancouver Stock Exchange
      #1100 - 865 Hornby Street              609 Granville Street
      Vancouver, B.C.                        Vancouver, B.C.
      V6Z 2H4                                V7Y 1H1

      (if the shares are not                 (if the shares are listed
      listed on the Vancouver                on the Vancouver Stock
      Stock Exchange)                        Exchange)


I acknowledge that

(a) I have entered into an agreement with _________________ under which _____________ shares of ______________ (the"Shares") will be transferred to me upon receipt of regulatory approval, and

(b) the Shares are held in escrow subject to an escrow agreement dated for reference ___________________, 19_____ (the "Escrow Agreement"), a copy of which is attached as Schedule A to this acknowledgement.

In consideration of $1.00 and other good and valuable consideration (the receipt and sufficiency of which is acknowledged) I agree, effective upon receipt of regulatory approval of the transfer to me of the Shares, to be bound by the Escrow Agreement in respect of the Shares as if I were an original signatory to the Escrow Agreement.


Dated at ________________________ on __________________ 19____.

Where the transferee is an individual:

Signed sealed and delivered by   )
[transferee] in the presence of: )
                                 )
                                 )
-------------------------------  )
Name                             )
                                 )
                                 )
-------------------------------  )           ------------------------
Address                          )           [transferee]
                                 )
                                 )
-------------------------------  )
                                 )
                                 )
-------------------------------  )
Occupation
                                                      December 21, 1989

LPS 3-07





Where the transferee is a company:

The Corporate/Common Seal of     )
[transferee] was affixed         )
in the presence of:              )
                                 )
                                 )
                                 )                                c/s
-------------------------------  )
Authorized signatory             )
                                 )
                                 )
-------------------------------  )
Authorized signatory             )











                                                               December 21, 1989

                                                                        LPS 3-07

                         SCHEDULE C TO ESCROW AGREEMENT

--------------------------------------------------------------------------------
     NAME OF SHAREHOLDER                     NUMBER OF SHARES HELD IN ESCROW
--------------------------------------------------------------------------------

                                                               December 21, 1989

LPS 3-07

                   APPENDIX B TO LOCAL POLICY STATEMENT 3-07


               EXAMPLES OF EARN-OUT PRICES FOR PERFORMANCE SHARES
                         ISSUED BY AN INDUSTRIAL ISSUER
               --------------------------------------------------

                                   --------------------------------------------
                                                EARN-OUT PRICE IN DOLLARS
-------------------------------------------------------------------------------
PERFORMANCE SHARE
PERCENTAGE                               5%       25%       45%       65%
-------------------------------------------------------------------------------
EARN-OUT FACTOR                         .01x      .25x      .81x      1.69x
-------------------------------------------------------------------------------
     I
     P    $0.40                         .004      .10       .324       .676
     O
          $0.60                         .006      .15       .486      1.014
     P
     R    $0.80                         .008      .20       .648      1.352
     I
     C    $1.00                         .010      .25       .810      1.690
     E
-------------------------------------------------------------------------------

The earn-out price represents the amount of cash flow that must be generated to release one performance share from escrow. The following definitions are applicable to the calculation.

EARN-OUT PRICE:
     The IPO price multiplied by the EARN-OUT FACTOR.

IPO PRICE:
     The price per share paid by the public on the issuer's IPO.

EARN-OUT FACTOR:
     The number obtained by squaring the PERFORMANCE SHARE PERCENTAGE, expressed as a decimal, and multiplying the result by four.

PERFORMANCE SHARE PERCENTAGE:
     The percentage, determined on the date the issuer's shares are listed, posted and called for trading on the Exchange, that the issued performance shares of the issuer are of the total issued and outstanding voting securities of the issuer.


                                                       December 21, 1989

                                                                       LPS 3-07
                                                                       --------


                   APPENDIX C TO LOCAL POLICY STATEMENT 3-07

                    UNDERTAKING REQUIRED FROM NON-REPORTING
                            OR CLOSELY HELD COMPANY
                    ---------------------------------------


To:  Superintendent of Brokers       or      Vancouver Stock Exchange
     #1100 - 865 Hornby Street               609 Granville Street
     Vancouver, B.C.                         Vancouver, B.C.
     V6Z 2H4                                 V7Y 1H1

     (if the Issuer's shares                 (if the Issuer's shares
     are not listed on the                   are listed on the
     Vancouver Stock Exchange)               Vancouver Stock Exchange)


________________ (the "Company") undertakes, for the duration of the time that the Company is the registered owner of escrowed shares of ____________________ (the "Issuer"),

(a)  to effect or permit transfer of ownership in the shares of the Company, or

(b)  to allot and issue further shares of any class of shares of the Company only upon receipt of the written consent of the Superintendent of Brokers, if the Issuer's shares are not listed on the Vancouver Stock Exchange (the "Exchange"), or the Exchange, if the Issuer's shares are listed on the Exchange.




Dated at ___________________________ on __________________ 19 ____.


The Corporate/Common Seal of       )
[Company] was affixed              )
in the presence of:                )
                                   )
                                   )
---------------------------------  )                             c/s
Authorized signatory               )
                                   )
--------------------------------   )
Authorized signatory               )






                                                               December 21, 1989

                        SCHEDULE "C" TO ESCROW AGREEMENT


-------------------------------------------------------------------------------

NAME OF SHAREHOLDER                        NUMBER OF SHARES HELD IN ESCROW

-------------------------------------------------------------------------------

Clinton Rickards                                      282,267
13961 - 33rd Avenue
Surrey, B.C.  V6P 3G2

David Brown                                            88,208
Apt. 701 - 625 Avenue Road
Toronto, Ontario  M4V 2K7

Estate of Ronald Gunn                                  17,641
c/o Faye Stephenson
Genest, Murray, Desbrisah & Lanek
700 - 130 Adelaide St. West
Toronto, Ontario  M5H 4C1

Charles Conrad                                         35,283
Route 1
Box 118J
Chouteau, Oklahoma
14337

Talbot Iredale                                         70,566
3657 West 28th Avenue
Vancouver, B.C.  V6S 1S3

Ian Piper                                              28,227
#303 - 4690 Hazel St.
Burnaby, B.C.  V5H 1S5

Michael Massullo                                       28,227
#101 - 2736 Victoria Drive
Vancouver, B.C.  V5N 4L4

Howard Van Pelt                                     2,187,581
1709 Conestoga SE
Albuquerque, NM  87123

                                                    ---------
     TOTAL:                                         2,738,000
                                                    =========

                       PERFORMANCE SHARES ESCROW AGREEMENT

THIS AGREEMENT IS DATED FOR REFERENCE THE 16 DAY OF January, 1998.

AMONG:

          MONTREAL TRUST COMPANY OF CANADA, 4th Flr., 510 Burrard Street, Vancouver, B.C., V6C 3B9

          (the "Escrow Agent")

AND:

          GLOBAL ELECTION SYSTEMS INC. (formerly Macrotrends International Ventures Inc.) a corporation duly incorporated under the laws of the Province of British Columbia having an office at 1562 Rand Avenue, Vancouver, B.C., V6P 3G2;

          (the "Issuer")

AND:

          EACH SHAREHOLDER, as defined in this Agreement

          (collectively, the "Parties");

WHEREAS each Shareholder has acquired or is about to acquire Shares of the Issuer;

AND WHEREAS the Escrow Agent has agreed to act as escrow agent in respect of the Shares upon the acquisition of the Shares by the Shareholder;

NOW THEREFORE in consideration of the covenants contained in this Agreement and other good and valuable consideration (the receipt and sufficiency of which is acknowledged), the Parties agree (the "Agreement") as follows:

1.        INTERPRETATION

In this Agreement:

     (a) "Acceptance Date" means the date on which this agreement was accepted by the Commission;

     (b) "Acknowledgement" means the acknowledgement and agreement to be bound in the form attached as Schedule "A" to this Agreement;

          (c)  "Act" means the Securities Act, S.B.C. 1985. c.83;

          (d) "Cash Flow" means net income or loss before tax, adjusted to add back the following expenses:

               (i)   depreciation,

               (ii) amortization of goodwill and deferred research and development costs, excluding general and administrative costs,

               (iii) expenses research and development costs, excluding general and administrative costs, and

               (iv) any other amounts permitted or required by the Executive Director,

          (e)  "Commission" means the British Columbia Securities Commission;

          (f) "Cumulative Cash Flow" means, at any time, the aggregate cash flow of the Issuer up to that time from a date no earlier than the Issuer's financial year end immediately preceding the Acceptance Date, net of any negative cash flow;

          (g) "Executive Director" means the Executive Director appointed under the Act;

          (h) "Local Policy Statement 3-07" means the Commission Local Policy Statement 3-07 in effect as of the date of reference of this Agreement and attached as Schedule "B" to this Agreement;

          (i) "Shareholder" means a holder of shares of the Issuer who executes this Agreement or an Acknowledgement; and

          (j) "Shares" means the shares of the Shareholder described in Schedule "C" to this Agreement, as amended from time to time in accordance with section 9.

2.        PLACEMENT OF SHARES IN ESCROW

The Shareholder places the Shares in escrow with the Escrow Agent and shall deliver the certificates representing the Shares to the Escrow Agent as soon as practicable.

3.        VOTING OF SHARES IN ESCROW

Except as provided by section 4(a), the Shareholder may exercise all voting rights attached to the Shares.

4.        WAIVER OF SHAREHOLDER'S RIGHTS

The Shareholder waive's the rights attached to the Shares:

     (a)  to vote the Shares on a resolution to cancel any of the Shares;

     (b)  to receive dividends; and

     (c) to participate in the assets and property of the Issuer on a winding up or dissolution of the Issuer.

5.        ABSTENTION FROM VOTING AS A DIRECTOR

A Shareholder that is or becomes a director of the Issuer shall abstain from voting on a directors' resolution to cancel any of the Shares.

6.        TRANSFER WITHIN ESCROW

(1) the Shareholder shall not transfer any of the Sharers except in accordance with Local Policy Statement 3-07 and with the consent of the Executive Director.

(2) The Escrow Agent shall not effect a transfer of the Shares within escrow unless the Escrow Agent has received:

     (a) a copy of an Acknowledgement executed by the person to whom the Shares are to be transferred; and

     (b)  a letter from the Executive Director consenting to the transfer.

(3) Upon the death or bankruptcy of a Shareholder, the Escrow Agent shall hold the Shares subject to this Agreement for the person that is legally entitled to become the registered owner of the Shares.

(4) In the event the Shareholder ceases to be a "principal" (as that term is defined in Local Policy Statement 3-07) of the Issuer, the Shareholder shall do all such things in respect of the Shares as may be required by the Company including, without in any way limiting the generality of the foregoing, gifting back the Shares, or any part of them, to the issuer or transferring the Shares, or any part of them, to a person or persons directed by the Company.

7.        RELEASE FROM ESCROW

(1) The Shareholder irrevocably directs the Escrow Agent to retain the Shares until the Shares are released from escrow pursuant to subsection (2) or surrendered for cancellation pursuant to section 8.

(2) The Escrow Agent shall not release the Shares from escrow unless the Escrow Agent has received a letter from the Executive Director consenting to the release.

(3) The approval of the Executive Director to a release from escrow of any of the shares shall terminate this Agreement only in respect of the shares so released.

(4) The Shares will be released, on a pro-rata basis to the Shareholders, pursuant to subsection (2) on the basis of one Share for every $0.7975 of Cumulative Cash Flow generated by the Issuer.

(5) Notwithstanding any other provision in this Agreement, any Shares not released before January 17, 2000 shall be cancelled.

8.        SURRENDER FOR CANCELLATION

The Shareholder shall surrender the Shares for cancellation by the Issuer and the Escrow Agent shall deliver the certificates representing the Shares to the
Issuer:

(1) at the time of a major reorganization of the Issuer, if required as a condition of the consent to the reorganization by the Executive Director;

(2) where the Issuer's shares have been subject to a cease trade order issued under the Act for a period of 2 consecutive years; and

(3)  where required by section 6(4).

9.        AMENDMENT OF AGREEMENT

(1) SUBJECT TO subsection (2), this Agreement may be amended only by a written agreement among the Parties and with the written consent of the Executive Director.

(2)  Schedule "C" to this Agreement shall be amended upon:

     (a)  a transfer of Shares pursuant to section 6;

     (b)  a release of Shares from escrow pursuant to section 7; and

     (c)  a surrender of Shares for cancellation pursuant to section 8;

and the Escrow Agent shall note the amendment on the Schedule "C" in its possession.

10.       INDEMNIFICATION OF ESCROW AGENT

The Issuer and the Shareholders, jointly and severally, release, indemnify and save harmless the Escrow Agent from all costs, charges, claims, demands, damages, losses and expenses resulting from the Escrow Agent's compliance in good faith with this Agreement.

11.       RESIGNATION OF ESCROW AGENT

(1) If the Escrow Agent wishes to resign as escrow agent in respect of the Shares, the Escrow Agent shall give notice to the Issuer.

(2) If the Issuer wishes the Escrow Agent to resign as escrow agent in respect of the Shares, the Issuer shall give notice to the Escrow Agent.

(3) A notice referred to in subsection (1) or (2) shall be in writing and delivered to:

     (a) the Issuer at its address appearing on the cover page of this Agreement; or

     (b) the Escrow Agent at its address appearing on the cover page of this Agreement;

and the notice shall be deemed to have been received on the date of delivery. The Issuer or the Escrow Agent may change its address for notice by giving notice to the other party in accordance with this subsection.

(4) A copy of a notice referred to in subsection (1) or (2) shall concurrently be delivered to the Executive Director.

(5) The resignation of the Escrow Agent shall be effective and the Escrow Agent shall cease to be bound by this Agreement on the date that is 180 days after the date of receipt of the notice referred to in subsection (1) or (2) or on such other date as the Escrow Agent and the Issuer may agree upon (the "resignation date").

(6) The Issuer shall, before the resignation date and with the written consent of the Executive Director, appoint another escrow agent and that appointment shall be binding on the Issuer and the Shareholders.

12.       ENTIRE AGREEMENT

This Agreement supersedes and replaces all other escrow agreements applying to the Shares required by securities regulators and all such Agreements are terminated and of no further force and effect from the reference date of this Agreement.

13.       FURTHER ASSURANCES

The Parties shall execute and deliver any documents and perform any acts necessary to carry out the intent of this Agreement.

14.       TIME

Time is of the essence of this Agreement.

15.       GOVERNING LAWS

This Agreement shall be construed in accordance with and governed by the laws of British Columbia and the laws of Canada applicable in British Columbia.

16.       COUNTERPARTS

This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which shall constitute one agreement.

17.       LANGUAGE

Wherever a singular expression is used in this Agreement, that expression is deemed to include the plural or the body corporate where required by the context.

18.       ENUREMENT

This Agreement inures to the benefit of and is binding on the Parties and their heirs, executors, administrators, successors and permitted assigns.

The Parties have executed and delivered this Agreement as of the date of reference of this Agreement.


THE COMMON SEAL of ESCROW AGENT         )
was hereunto affixed in the presence of:)
                                        )
  /s/ KAREN                             )
--------------------------------------- )
Authorized Signatory                    )
                                        )
  /s/ ILLEGIBLE                         )
--------------------------------------- )
Authorized Signatory



THE COMMON SEAL of GLOBAL               )
ELECTION SYSTEMS INC. was hereunto      )
affixed in the presence of:             )
                                        )
                                        )
                                        )
  /s/ CLINTON H. RICKARDS               )
--------------------------------------- )
 Clinton H. Rickards

SIGNED, SEALED AND DELIVERED            )
by CLINTON RICKARDS                     )
in the presence of:                     )
                                        )
/s/ BONNIE MERRITT                      )    /s/ CLINTON RICKARDS
-------------------------------------   )    -----------------------------------
Signature of Witness                    )    CLINTON RICKARDS
                                        )
Name: Bonnie Merritt                    )
      -------------------------------   )
                                        )
Address: 11339-87 Ave.                  )
         ----------------------------   )
                                        )
N. Delta, B.C. O4C 2Z6                  )
-------------------------------------   )
                                        )
                                        )
Occupation: Administrative Assistant    )
            -------------------------   )




SIGNED, SEALED AND DELIVERED            )
by HOWARD VAN PELT                      )
in the presence of:                     )
                                        )
/s/ SUSAN MARTIN                        )    /s/ HOWARD VAN PELT
-------------------------------------   )    -----------------------------------
Signature of Witness                    )    HOWARD VAN PELT
                                        )
Name: Susan Martin                      )
      -------------------------------   )
                                        )
Address: 1611 Wilmeth Rd.               )
         ----------------------------   )
                                        )
         McKinney, TX 75069             )
-------------------------------------   )
                                        )
                                        )
Occupation: Adm. Asst.                  )
            -------------------------   )

SIGNED, SEALED & DELIVERED          )
by DAVID BROWN                      )
in the presence of:                 )
                                    )
/s/ SHIRLEY A. BROWN                )  /s/ DAVID H. BROWN
----------------------------        ) ------------------------
Signature of Witness                ) DAVID BROWN
                                    )
Name: Shirley A. Brown              )
     ------------------------       )
                                    )
Address: 625 Avenue Rd. #701        )
        ---------------------       )
         Toronto ONT M4V 2K7        )
        ---------------------       )
Occupation: Retired                 )
           ------------------       )



SIGNED, SEALED & DELIVERED          )
by THE ESTATE OF RONALD GUNN        )
in the presence of:                 )
                                    )
                                    )
-----------------------------       )  -----------------------------
Signature of Witness                )  THE ESTATE OF RONALD GUNN
                                    )
Name:                               )
     ------------------------       )
                                    )
Address:                            )
        ---------------------       )
                                    )
        ---------------------       )
Occupation:                         )
        ---------------------       )

SIGNED, SEALED & DELIVERED            )
by DAVID BROWN                        )
in the presence of:                   )
                                      )
                                      )
-----------------------------------   )  ------------------------------------
Signature of Witness                  )  DAVID BROWN
                                      )
Name:                                 )
      -----------------------------   )
                                      )
Address:                              )
         --------------------------   )
                                      )
                                      )
-----------------------------------   )
                                      )
Occupation:                           )
            -----------------------   )



SIGNED, SEALED & DELIVERED            )
by THE ESTATE OF RONALD GUNN          )  /s/ DONNA I. COPPER, TRUSTEE
in the presence of:                   )
                                      )
/s/ BLAIV MACKENZIE                   )  /s/ [ILLEGIBLE] TRUSTEE
-----------------------------------   )  ------------------------------------
Signature of Witness                  )  THE ESTATE OF RONALD GUNN
                                      )
Name: Blaiv MacKenzie                 )
      -----------------------------   )
                                      )
Address: 8 King St East, Suite 1400   )
         --------------------------   )
                                      )
         Toronto, Ontario  M5C IBJ    )
-----------------------------------   )
                                      )
Occupation: C.A.                      )
            ----------------------    )

SIGNED, SEALED, & DELIVERED         )
by CHARLES CONRAD                   )
in the presence of:                 )
                                    )
/s/ EDDIE L. CONRAD                 )  /s/ CHARLES CONRAD
----------------------------------  )  -----------------------
Signature of Witness                )  CHARLES CONRAD
                                    )
Name: Eddie L. Conrad               )
      ----------------------------  )
                                    )
Address: Rt. 1 Box 118 J            )
         -------------------------  )
 Chouteau, OK 74337                 )
 ---------------------------------  )
                                    )
Occupation:  Housewife              )
           -----------------------  )


SIGNED, SEALED, & DELIVERED         )
by TALBOT IREDALE                   )
in the presence of:                 )
                                    )
                                    )
----------------------------------  )  -----------------------
Signature of Witness                )  TALBOT IREDALE
                                    )
Name:                               )
      ----------------------------  )
                                    )
Address:                            )
         -------------------------  )
                                    )
----------------------------------  )
                                    )
Occupation:                         )
           -----------------------  )

SIGNED, SEALED & DELIVERED            )
by CHARLES CONRAD                     )
in the presence of:                   )
                                      )
                                      )
----------------------------------    )  ------------------------------------
Signature of Witness                  )  CHARLES CONRAD
                                      )
Name:                                 )
      ----------------------------    )
                                      )
Address:                              )
         -------------------------    )
                                      )
                                      )
----------------------------------    )
                                      )
Occupation:                           )
            ----------------------    )


SIGNED, SEALED & DELIVERED            )
by TALBOT IREDALE                     )
in the presence of                    )
                                      )
/s/ C. H. RICKARDS                    )  /s/ TALBOT IREDALE
----------------------------------    )  ------------------------------------
Signature of Witness                  )  TALBOT IREDALE
                                      )
Name: C. H. RICKARDS                  )
      ----------------------------    )
                                      )
Address: 13961 33RD AVE.              )
         -------------------------    )
         SURREY  B.C.                 )
----------------------------------    )
                                      )
Occupation: MARKETING                 )
            ----------------------    )

SIGNED, SEALED & DELIVERED            )
by IAN PIPER                          )
in the presence of:                   )
                                      )
/s/ SUSAN MARTIN                      )  /s/ IAN S. PIPER
----------------------------------    )  ------------------------------------
Signature of Witness                  )  IAN PIPER
                                      )
Name: Susan Martin                    )
      ----------------------------    )
                                      )
Address: 1611 Wilmeth Rd.             )
         -------------------------    )
         McKinney, TX  75069          )
----------------------------------    )
                                      )
Occupation: Adm. Asst.                )
            ----------------------    )


SIGNED, SEALED & DELIVERED            )
by MICHAEL MASSULLO                   )
in the presence of:                   )
                                      )
/s/ M. G. STEVENSON                   )  /s/ MIKE MASSULLO
----------------------------------    )  ------------------------------------
Signature of Witness                  )  MICHAEL MASSULLO
                                      )
Name: M. G. STEVENSON                 )
      ----------------------------    )
                                      )
Address: 2821 MARA DR.                )
         -------------------------    )

COQUITLAM B.C.  V3C 5T9               )
----------------------------------    )
                                      )
Occupation: PROGRAMMER                )
            ----------------------    )

                        SCHEDULE "A" TO ESCROW AGREEMENT

                   ACKNOWLEDGEMENT AND AGREEMENT TO BE BOUND


To:       Executive Director
          1100-865 Hornby Street
          Vancouver, B.C.
          V6Z 2H4


I, CLINTON H. RICKARDS (the "Transferee"), acknowledge that:

     (a) I have entered into an agreement with GLOBAL ELECTION SYSTEMS INC. (the "Issuer") under which 282,267 shares of the Issuer (the "Shares") will be transferred to me upon receipt of regulatory approval; and

     (b) the Shares are held in escrow subject to an escrow agreement dated for reference January ____, 1998 (the "Escrow Agreement"), a copy of which is attached as Schedule "A" to this acknowledgement.

In consideration of $1.00 and other good and valuable consideration (the receipt and sufficiency of which is acknowledged) I agree, effective upon receipt of regulatory approval of the transfer to me of the Shares, to be bound by the Escrow Agreement in respect of the Shares as if I were an original signatory to the Escrow Agreement.

Dated at Vancouver on JAN 16th, 1998.

Where the Transferee is an individual:


SIGNED, SEALED & DELIVERED            )
by the Transferee in the presence of: )
                                      )
/s/ BONNIE MERRITT                    )  /s/ CLINTON H. RICKARDS
------------------------------------  )  ------------------------------------
Signature of Witness                  )  (Signature of Transferee)
                                      )
Name: Bonnie Merritt                  )
      ------------------------------  )
                                      )
Address: 11339 ____ AVENUE            )
         ---------------------------  )
N. DELTA, B.C. V4C 2Z6                )
------------------------------------  )
                                      )
Occupation: Administrative Assistant  )
            ------------------------  )

                        SCHEDULE "A" TO ESCROW AGREEMENT

                   ACKNOWLEDGEMENT AND AGREEMENT TO BE BOUND


To:       Executive Director
          1100- 865 Hornby Street
          Vancouver, B.C.
          V6Z ZH4


I, HOWARD T. VAN PELT (the "Transferee"), acknowledge that:

     (a) I have entered into an agreement with GLOBAL ELECTION SYSTEMS INC. (the "Issuer") under which ______ shares of the Issuer (the "Shares") will be transferred to me upon receipt of regulatory approval; and

     (b) the Shares are held in escrow subject to an escrow agreement dated for reference January ____, 1998 (the "Escrow Agreement"), a copy of which is attached as Schedule "A" to this acknowledgement.

In consideration of $1.00 and other good and valuable consideration (the receipt and sufficiency of which is acknowledged) I agree, effective upon receipt of regulatory approval of the transfer to me of the Shares, to be bound by the Escrow Agreement in respect of the Shares as if I were an original signatory to the Escrow Agreement.

Dated at McKinney, TX on January 15, 1998.

Where the Transferee is an individual:


SIGNED, SEALED & DELIVERED            )
by the Transferee in the presence of: )
                                      )
/s/ SUSAN MARTIN                      )  /s/ HOWARD T. VAN PELT
----------------------------------    )  ------------------------------------
Signature of Witness                  )  (Signature of Transferee)
                                      )
Name: Susan Martin                    )
      ----------------------------    )
                                      )
Address: 1611 Wilmeth Rd.             )
         -------------------------    )
                                      )
         McKinney, TX  75069          )
----------------------------------    )
                                      )
Occupation: Adm. Asst.                )
            ----------------------    )

                        SCHEDULE "A" TO ESCROW AGREEMENT

                   ACKNOWLEDGEMENT AND AGREEMENT TO BE BOUND


To:       Executive Director
          1100- 865 Hornby Street
          Vancouver, B.C.
          V6Z 2H4


I, DAVID H. BROWN (the "Transferee"), acknowledge that:

     (a) I have entered into an agreement with GLOBAL ELECTION SYSTEMS INC. (the "Issuer") under which 88,208 shares of the Issuer (the "Shares") will be transferred to me upon receipt of regulatory approval; and

     (b) the Shares are held in escrow subject to an escrow agreement dated for reference January ____, 1998 (the "Escrow Agreement"), a copy of which is attached as Schedule "A" to this acknowledgement.

In consideration of $1.00 and other good and valuable consideration (the receipt and sufficiency of which is acknowledged) I agree, effective upon receipt of regulatory approval of the transfer to me of the Shares, to be bound by the Escrow Agreement in respect of the Shares as if I were an original signatory to the Escrow Agreement.

Dated at TORONTO on JAN 15, 1998.

Where the Transferee is an individual:


SIGNED, SEALED & DELIVERED            )
by the Transferee in the presence of: )
                                      )
/s/ SHIRLEY A. BROWN                  )  /s/ DAVID H. BROWN
----------------------------------    )  ------------------------------------
Signature of Witness                  )  (Signature of Transferee)
                                      )
Name: SHIRLEY A. BROWN                )
      ----------------------------    )
                                      )
Address: 625 AVENUE __ #701           )
         -------------------------    )
                                      )
         TORONTO, ONT.  M4V 2K7       )
----------------------------------    )
                                      )
Occupation: RETIRED                   )
            ----------------------    )

                        SCHEDULE "A" TO ESCROW AGREEMENT

                   ACKNOWLEDGEMENT AND AGREEMENT TO BE BOUND


To:       Executive Director
          1100- 865 Hornby Street
          Vancouver, B.C.
          V6Z ZH4


The undersigned as Trustees of the Estate of Ronald Gunn (the "Transferee"), acknowledge that:

     (a) I have entered into an agreement with GLOBAL ELECTION SYSTEMS INC. (the "Issuer") under which 17,641 shares of the Issuer (the "Shares") will be transferred to me upon receipt of regulatory approval; and

     (b) the Shares are held in escrow subject to an escrow agreement dated for reference January ____, 1998 (the "Escrow Agreement"), a copy of which is attached as Schedule "A" to this acknowledgement.

In consideration of $1.00 and other good and valuable consideration (the receipt and sufficiency of which is acknowledged) I agree, effective upon receipt of regulatory approval of the transfer to me of the Shares, to be bound by the Escrow Agreement in respect of the Shares as if I were an original signatory to the Escrow Agreement.

Dated at TORONTO on __________________, 1998.

Where the Transferee is an individual:


SIGNED, SEALED & DELIVERED            )
by the Transferee in the presence of: )  /s/ DONNA I COPPER, Trustee
                                      )
/s/ BLAIV MACKENZIE                   )  /s/ ILLEGIBLE, Trustee
----------------------------------    )  ------------------------------------
Signature of Witness                  )  (Signature of Transferee)
                                      )
Name: Blaiv MacKenzie                 )
      ----------------------------    )
                                      )
Address: 8 King St E                  )
         -------------------------    )
                                      )
         Toronto, Ontario  M5C JB5    )
----------------------------------    )
                                      )
Occupation: C.A.                      )
            ----------------------    )

                        SCHEDULE "A" TO ESCROW AGREEMENT

                   ACKNOWLEDGEMENT AND AGREEMENT TO BE BOUND


TO:       Executive Director
          1100-865 Hornby Street
          Vancouver, B.C.
          V6Z 2H4


I, CHARLES M. CONRAD (the "Transferee"), acknowledge that:

     (a) I have entered into an agreement with GLOBAL ELECTIONS SYSTEMS INC. (the "Issuer") under which 35,283 shares of the Issuer (the "Shares") will be transferred to me upon receipt of regulatory approval, and

     (b) the Shares are held in escrow subject to an escrow agreement dated for reference January ____, 1998 (the "Escrow Agreement"), a copy of which is attached as Schedule "A" to this acknowledgement.

In consideration of $1.00 and other good and valuable consideration (the receipt and sufficiency of which is acknowledged) I agree, effective upon receipt of regulatory approval of the transfer to me of the Shares, to be bound by the Escrow Agreement in respect of the Shares as if I were an original signatory to the Escrow Agreement.

Dated at Chouteau, OK on Jan. 15, 1998.

Where the Transferee is an individual:


SIGNED, SEALED AND DELIVERED          )
by the Transferee in the presence of: )
                                      )
/s/ EDDIE L. CONRAD                   )  /s/ CHARLES M. CONRAD
----------------------------------    )  ------------------------------------
Signature of Witness                  )  (Signature of Transferee)
                                      )
Name: Eddie L. Conrad                 )
      ----------------------------    )
                                      )
Address: Rt. 1 Box 118 J              )
         -------------------------    )
Chouteau, OK  74337                   )
----------------------------------    )
                                      )
Occupation: Housewife                 )
            ----------------------    )

                        SCHEDULE "A" TO ESCROW AGREEMENT

                   ACKNOWLEDGEMENT AND AGREEMENT TO BE BOUND


To:       Executive Director
          1100- 865 Hornby Street
          Vancouver, B.C.
          V6Z ZH4


I, TALBOT IREDALE (the "Transferee"), acknowledge that:

     (a) I have entered into an agreement with GLOBAL ELECTIONS SYSTEMS INC. (the "Issuer") under which 70,566 shares of the Issuer (the "Shares") will be transferred to me upon receipt of regulatory approval; and

     (b) the Shares are held in escrow subject to an escrow agreement dated for reference January ____, 1998 (the "Escrow Agreement"), a copy of which is attached as Schedule "A" to this acknowledgement.

In consideration of $1.00 and other good and valuable consideration (the receipt and sufficiency of which is acknowledged) I agree, effective upon receipt of regulatory approval of the transfer to me of the Shares, to be bound by the Escrow Agreement in respect of the Shares as if I were an original signatory to the Escrow Agreement.

Dated at Vancouver on JAN 16, 1998.

Where the Transferee is an individual:


SIGNED, SEALED AND DELIVERED          )
by the Transferee in the presence of: )
                                      )
/s/ C. H. RICKARDS                    )  /s/ TALBOT IREDALE
----------------------------------    )  ------------------------------------
Signature of Witness                  )  (Signature of Transferee)
                                      )
Name: C. H. RICKARDS                  )
      ----------------------------    )
                                      )
Address: 13961 33RD AVE.              )
         -------------------------    )
SURREY  B.C.                          )
----------------------------------    )
                                      )
Occupation: MARKETING                 )
            ----------------------    )

                        SCHEDULE "A" TO ESCROW AGREEMENT

                   ACKNOWLEDGEMENT AND AGREEMENT TO BE BOUND


To:       Executive Director
          1100- 865 Hornby Street
          Vancouver, B.C.
          V6Z ZH4


I, IAN S. PIPER (the "Transferee"), acknowledge that:

     (a) I have entered into an agreement with GLOBAL ELECTIONS SYSTEMS INC. (the "Issuer") under which ______ shares of the Issuer (the "Shares") will be transferred to me upon receipt of regulatory approval; and

     (b) the Shares are held in escrow subject to an escrow agreement dated for reference January ____, 1998 (the "Escrow Agreement"), a copy of which is attached as Schedule "A" to this acknowledgement.

In consideration of $1.00 and other good and valuable consideration (the receipt and sufficiency of which is acknowledged) I agree, effective upon receipt of regulatory approval of the transfer to me of the Shares, to be bound by the Escrow Agreement in respect of the Shares as if I were an original signatory to the Escrow Agreement.

Dated at McKinney, TX on January 15, 1998.

Where the Transferee is an individual:


SIGNED, SEALED AND DELIVERED          )
by the Transferee in the presence of: )
                                      )
/s/ SUSAN MARTIN                      )  /s/ IAN S. PIPER
----------------------------------    )  ------------------------------------
Signature of Witness                  )  (Signature of Transferee)
                                      )
Name: SUSAN MARTIN                    )
      ----------------------------    )
                                      )
Address: 1611 Wilmeth Rd.             )
         -------------------------    )
         McKinney, TX  75069          )
----------------------------------    )
                                      )
Occupation: ADM. ASST.                )
            ----------------------    )

                        SCHEDULE "A" TO ESCROW AGREEMENT

                   ACKNOWLEDGEMENT AND AGREEMENT TO BE BOUND


To:       Executive Director
          1100- 865 Hornby Street
          Vancouver, B.C.
          V6Z ZH4


I, MIKE MASSOLLO (the "Transferee"), acknowledge that:

     (a) I have entered into an agreement with GLOBAL ELECTIONS SYSTEMS INC. (the "Issuer") under which 28,227 shares of the Issuer (the "Shares") will be transferred to me upon receipt of regulatory approval; and

     (b) the Shares are held in escrow subject to an escrow agreement dated for reference January ____, 1998 (the "Escrow Agreement"), a copy of which is attached as Schedule "A" to this acknowledgement.

In consideration of $1.00 and other good and valuable consideration (the receipt and sufficiency of which is acknowledged) I agree, effective upon receipt of regulatory approval of the transfer to me of the Shares, to be bound by the Escrow Agreement in respect of the Shares as if I were an original signatory to the Escrow Agreement.

Dated at Vancouver on Jan 16, 1998.

Where the Transferee is an individual:


SIGNED, SEALED AND DELIVERED          )
by the Transferee in the presence of: )
                                      )
/s/ M. G. STEVENSON                   )  /s/ MIKE MASSOLLO
----------------------------------    )  ------------------------------------
Signature of Witness                  )  (Signature of Transferee)
                                      )
Name: M. G. STEVENSON                 )
      ----------------------------    )
                                      )
Address: 2821 MARA DR.                )
         -------------------------    )
COQUITLAM, B.C.  V3C5T9               )
----------------------------------    )
                                      )
Occupation: PROGRAMMER                )
            ----------------------    )

Where the Transferee is a company:


THE CORPORATE SEAL of the Transferee      )
was hereunto affixed in the presence of:  )
                                          )
                                          )
----------------------------------------  )                                 c/s
                                          )
                                          )
----------------------------------------  )

                        SCHEDULE "B" TO ESCROW AGREEMENT

Local Policy Statement 3-07 in effect as of the date of the Escrow Agreement.

                            LOCAL POLICY STATEMENTS                         3-07

                          LOCAL POLICY STATEMENT 3-07

      POLICY GUIDELINES RESPECTING TRADING SHARES, PERFORMANCE SHARES AND
                              OTHER CONSIDERATION
------------------------------------------------------------------------------
See NIN 92/3 "Clarification of waivers relating to Local Policy Statement 3-07". The Executive Director confirms the waiver of the requirements to enter into a pooling or escrow agreement if a person who is not a control person holds shares in the capital of an issuer which becomes an exchange issuer.

Re PLC Systems Inc., Logan Anderson, Harry C. Moll and Derek van Laare (1993), 1 C.C.L.S. 53 (B.C. Sec. Comm.).

Where an escrow agreement provides that the escrow shares will be released "from time to time in accordance with the general policies of the Superintendent (now known as the Executive Director) or Exchange", the general policies to be applied by the Superintendent in deciding the appropriate application for the release of the escrow shares are the policies in effect at the time the application is made. It would be patently unreasonable for the applicants to expect the Executive Director, in deciding an escrow release application, to apply a policy inconsistent with that of the Commission. Considerable mischief will result if holders of escrow shares are able to have those shares released on a more favourable basis simply because the issuer of the shares had been delisted from the Exchange. It is in the public interest that the Commission's policy directives with respect to the release of escrow shares be consistently applied by the Executive Director and the Exchange.

Re Ingot Group Holdings Inc., [1993] 35 B.C.S.C. Weekly Summary 16 (B.C. Sec. Comm.).

An escrow agreement provided that where the property for which the escrow shares have been issued is lost or alienated, the Exchange may, at its discretion, cancel the shares as it deems advisable. The Exchange must determine on the facts whether the property has been lost or alienated prior to it exercising its discretion. In concurring reasons, Commissioner Hira stated that cancelling escrow shares is a significant alienation of property rights, particularly from the prospective of the person whose escrow shares are being cancelled.
------------------------------------------------------------------------------
                               TABLE OF CONTENTS

1.   IMPLEMENTATION

2.   APPLICATION
     2.1  Pre-prospectus
     2.2  Reactivations and reorganizations

3.   TRANSITION
     3.1  Agreements made under former policy statement
     3.2  Option of conforming with new policy statement

4.   DEFINITIONS
     4.1  Defined terms
     4.2  Terms defined in legislation

5.   GENERAL MATTERS
     5.1  Review of opinions and reports
     5.2  Requirement for valuation opinion
     5.3  Out of pocket costs
     5.4  Confirmation of fair value

6.   ISSUANCE OF TRADING SHARES
     6.1  Minimum price and maximum aggregate value
     6.2  Interest in operating subsidiary



                                      7-33

                            LOCAL POLICY STATEMENTS                         3-07

          initial public offering and obtain a listing on the Vancouver Stock Exchange. This local policy statement addresses

          (a) the issuance of trading shares, which are common shares issued as consideration for cash or assets contributed to the issuer and, in certain cases, expenses incurred to advance the business of the issuer,

          (b) the issuance of escrow restrictions imposed on performance shares, which are common shares issued to directors, officers, promoters and other principals of the issuer to provide them with both a reasonable assurance of control during the formative stages of the issuer's development and an incentive to support the issuer, and

          (c) the payment of other consideration by the issuer for assets or services.

     2.2 Reactivations and reorganizations -- This local policy statement applies, with the necessary changes, to

          (a) the reactivation of an issuer by way of a prospectus, carried out in accordance with Local Policy Statement 3-35 and the policies of the Vancouver Stock Exchange, and

          (b) a major reorganization of an issuer, including a reverse take over, carried out in accordance with the policies of the British Columbia Securities Commission and the Vancouver Stock Exchange.

PART 3 TRANSITION

     3.1 Agreements made under former policy statement -- Subject to section 3.2, shares issued in accordance with the Former Policy Statement will continue to be governed by any agreements made in accordance with the Former Policy Statement. Such shares, however, will be subject to the transfer restrictions and procedures set out in Part 8 and the release criteria and procedures set out in sections 9.5 through 9.10 of this local policy statement.

     3.2 Option of conforming with new policy statement -- An issuer that has issued shares in accordance with the Former Policy Statement may reorganize its capital to fully conform with this local policy statement. Before doing so, the issuer must obtain the approval of its shareholders and the written consent of the Superintendent of Brokers, if the issuer's shares are not listed on the Vancouver Stock Exchange, or the Vancouver Stock Exchange, if the issuer's shares are listed on that exchange. Both the approval and consent must be obtained by March 1, 1991.

PART 4 DEFINITIONS

     4.1  Defined terms -- In this local policy statement:

     "Act" means the Securities Act, S.B.C. 1985, c. 83;

     "arm's length transaction" means a transaction other than a non-arm's length transaction;

     "cash flow" means net income or loss before tax, adjusted to add back the following expenses:

          (a)  depreciation,

          (b) amortization of goodwill and deferred research and development costs, excluding general and administrative costs,

          (c) expensed research and development costs, excluding general and administrative costs, and

          (d)  any other amounts permitted or required by the Superintendent;

     "cumulative cash flow" means, at any time, the aggregate cash flow of an issuer up to that time from a date no earlier than the issuer's financial year end immediately preceding the date of its IPO, net of any negative cash flow;
-----------------------------------------------------------------------------
The practice of the Commission is to allow the issuer to choose either its financial year end immediately prior to or immediately subsequent to its initial public offering as the time from which the cumulative cash flow shall be calculated.
-----------------------------------------------------------------------------

3-07                        LOCAL POLICY STATEMENTS

     "earn-out factor" means the number obtained by squaring the performance share percentage, expressed as a decimal, and multiplying by four;

     "earn-out price" means the IPO price multiplied by the earn-out factor;

     "escrow agreement" means an agreement in the form attached as Appendix A to this local policy statement;

     "Exchange" means the Vancouver Stock Exchange;

     "industrial issuer" means an issuer other than a natural resource issuer;

     "IPO" means the initial public offering of common shares of an issuer under a prospectus which has been filed with, and for which a receipt has been obtained from, the Superintendent under section 42 of the Act;

     "IPO price" means the price per share paid by the public on an issuer's
IPO;

     "non-arm's length transaction" means a transaction between the issuer and a person that, at any time from the date of the transaction until the date of completion of the issuer's IPO, is

          (a)  an insider, associate, affiliate or principal of the issuer,

          (b)  a person that

               (i) has a control person, insider or promoter that is a control person, insider or promoter of the issuer, or

               (ii) has a control person, insider or promoter that is an associate or affiliate of a control person, insider or promoter of the issuer except where the person's insiders that are described in paragraphs (i) and (ii) hold in total less than 10% of the voting securities of the person, or

          (c) determined by the Superintendent not to be at arm's length to the issuer;

     "performance shares" means common shares of an issuer issued in accordance with Part 7 of this local policy statement, so long as they are held in escrow in accordance with this local policy statement;

     "performance share percentage" means the percentage, determined on the date the issuer's shares are listed, posted and called for trading on the Exchange, that the issued performance shares of the issuer are of the total issued and outstanding voting securities of the issuer;

     "principal" means, in relation to an issuer,

          (a)  a promoter of the issuer,

          (b) a director of the issuer or of an operating subsidiary of the issuer,

          (c) a full time management employee of the issuer, or of an operating subsidiary of the issuer, whose direct or indirect employment is with the issuer or the subsidiary,

          (d) a person who has provided key services or contributed a fundamental asset to the issuer and has elected to be treated as a principal, or

          (e) a company all the voting securities of which are owned by one or more of the persons referred to in subsections (a) through
               (d); -- "Regulation" means the Securities Regulation, B.C. Reg. 270/86;

     "Superintendent or the Exchange" means the Superintendent, if the issuer's shares are not listed on the Exchange, and the Exchange, if the issuer's shares are listed on the Exchange;

     "trading shares" means shares of the class of common shares issued on an issuer's IPO, excluding performance shares issued in accordance with Part 7 of this local policy statement;

     "valuation opinion" means, in respect of

          (a) a natural resource issuer, a written opinion prepared by a qualified expert as to the fair market value of a resource property, determined either through the computation of present value or some other recognized method of valuation acceptable to the Superintendent, and

          (b) an industrial issuer, a written opinion prepared in accordance with generally applied valuation approaches by a Chartered Business Valuator, or



                                      7-36

                            LOCAL POLICY STATEMENTS


               another expert acceptable to the Superintendent, as to the highest price available for the issuer's business, assets or shares in an open and unrestricted market between informed, prudent parties, acting at arm's length and under no compulsion to act, expressed in terms of money or money's worth.

     4.2 Terms defined in legislation -- Subject to section 4.1, terms defined in the Act, the Regulation and the Interpretation Act, R.S.B.C. 1979,
          c. 206 and used in this local policy statement have the same meaning as in the Act, the Regulation and the Interpretation Act.

PART 5 GENERAL MATTERS

     5.1 Review of opinions and reports -- The Superintendent may, with the agreement of an issuer, seek the opinion of an engineer, appraiser, business valuator, accountant or other expert to determine the acceptability of a valuation opinion or other report filed pursuant to this local policy statement and, in such circumstances, the issuer will be liable for the fees charged by such person in connection with providing the opinion.

     5.2 Requirement for valuation opinion -- The Superintendent may, at the time of reviewing an issuer's prospectus for its IPO, require a valuation opinion in support of the value attributed to any non-cash assets.

     5.3 Out of pocket costs -- Where this local policy statement provides that the value of trading shares issued or other consideration paid to a person by an issuer for a non-cash asset must be calculated on the basis of the out of pocket costs incurred by the person in respect of the non-cash asset, those out of pocket costs must

          (a)  be reasonable,

          (b) have contributed or be reasonably expected to contribute to the future operations of the issuer,

          (c)  be supported by an audited statement of costs, and

          (d) in respect of a resource property, be restricted to acquisition costs and such other costs as are necessary to secure a preliminary evaluation of the resource property and to lead to the identification of exploration targets.

     5.4 Confirmation of fair value -- The onus will be on an issuer, if questioned, to satisfy the Superintendent that fair value was received for costs or expenditures associated with a non-arm's length transaction.

PART 6 ISSUANCE OF TRADING SHARES

     6.1 Minimum price and maximum aggregate value -- Although in most cases trading shares will be paid for in cash, trading shares may be issued for consideration other than cash. Subject to sections 6.2 through 6.6, an issuer may issue trading shares at a minimum price of $.25 per share up to an aggregate value equal to:

          (a)  the amount of cash paid in as share capital; plus

          (b) the fair market value of any non-cash assets contributed as share capital; plus

          (c)  the issuer's retained earnings, if any; less

          (d) where the issuer has an accumulated deficit, that portion of the accumulated deficit that does not directly relate to the issuer's stated business purpose at the time of its IPO.

     6.2 Interest in operating subsidiary -- Where an issuer has an operating subsidiary, or is proposing to issue trading shares in order to acquire an operating subsidiary, and the value of that operating subsidiary is not supported by a current valuation opinion, the principles of this Part will apply to the operating subsidiary for the purpose of determining the number of trading shares that may be issued by the issuer in respect of its interest in the operating subsidiary.

     6.3 Value assigned to non-cash assets -- For the purpose of section 6.1(b), where non-cash assets are contributed to an issuer by a person in a non-arm's length transaction, the fair market value attributed to the non-cash assets must be either



                                      7-37

3-07                         LOCAL POLICY STATEMENTS

          (a)  supported by a valuation opinion, or

          (b) limited to an amount equal to the out of pocket costs incurred by the person in respect of the non-cash assets, determined in accordance with section 5.3.

     6.4 Purchase of interest in mineral property - A natural resource issuer that, in an arm's length transaction, agrees to issue trading shares as consideration for a mineral property or an option on a mineral property, the value of which is not supported by a current valuation opinion, will generally be required to meet the following conditions:

          (a) The consideration must consist of not more than 200,000 trading shares issuable in no fewer than four blocks, each block consisting of not more than 50,000 trading shares.

          (b) One block of shares may be issued prior to the date the issuer's shares are listed, posted and called for trading on the Exchange.

          (c) The remaining blocks of shares may be issued in stages upon the filing with the Exchange of engineering reports, acceptable to the Exchange, recommending further work on the mineral property.

     6.5 Accumulated deficit related to issuer's stated business purpose - For the purpose of section 6.1(d), that portion of the issuer's accumulated deficit that directly relates to the issuer's stated business purpose at the time of its IPO includes

          (a)  for a natural resource issuer, expenses incurred

               (i) in exploring and developing the resource properties upon which the issuer's IPO proceeds are to be spent, and

               (ii) in exploring and developing other resource properties, provided that these expenses do not exceed the expenses referred to in paragraph (i), and

          (b) for an industrial issuer, expenses incurred in respect of the project or business to be financed by the issuer's IPO proceeds.

     6.6 Exclusion of amounts by Superintendent - The Superintendent may require that an amount be excluded from the determination of the number of trading shares that may be issued under this Part if in the circumstances he considers that to include any such amount would be inappropriate or unconscionable. For example, the Superintendent would question the appropriateness of issuing trading shares for non-cash assets unrelated to the issuer's stated business purposes at the time of its IPO or for excessive administrative expenses.

PART 7 ISSUANCE OF PERFORMANCE SHARES

     7.1 Issuance to principals - Performance shares may be issued for cash to the principals of an issuer

          (a) to provide the principals with a measure of control to facilitate the development of the issuer in an orderly fashion,

          (b) to provide an incentive for the principals to diligently support the affairs of the issuer, and

          (c) to provide an incentive for the principals to contribute management services or fundamental assets to the issuer.

     7.2 Natural resource issuer - A natural resource issuer may issue to its principals up to a total of 750,000 performance shares, at a minimum price of $.01 per share.

     7.3 Industrial issuer - An industrial issuer may issue performance shares to its principals, at a minimum price of $.01 per share, provided that the resulting performance share percentage does not exceed 65%.

     7.4 Escrow requirement - Performance shares are required to be escrowed. It should be noted that the higher the performance share percentage, the more difficult it becomes to obtain a release of the performance shares from escrow. The table attached as Appendix B to this local policy statement provides some examples of



                                      7-38

                            LOCAL POLICY STATEMENTS                         3-07

          the operation of the release provisions for industrial issuers set out in Part 9 of this local policy statement.

     7.5 Escrow agreement -- Prior to or at the time of acquiring performance shares, principals must execute an escrow agreement. The certificates representing the performance shares must be registered in the names of the holders of the shares and deposited with the escrow agent in accordance with the terms of the escrow agreement. Only a trust company carrying on business in British Columbia or a company approved by the Superintendent may act as an escrow agent.

     7.6 Limitations on rights of holders of performance shares -- The escrow agreement provides that the holders of performance shares waive any rights attached to those shares to receive dividends or to participate in the assets and property of the issuer on a winding up or dissolution. Holders of performance shares do retain the right to vote those shares, except on a resolution respecting their cancellation.

     7.7 Rights on ceasing to be a principal -- The escrow agreement requires that the parties to it set out in the agreement any rights or obligations of a person who ceases to be a principal, dies or becomes bankrupt to retain, transfer or surrender to the issuer for cancellation any performance shares then held by the person.

     7.8 Undertaking of holding company - Where performance shares are to be issued to a non-reporting or closely held company, wherever situate, rather than to an individual, the company must, prior to or at the time of acquiring the performance shares, execute an undertaking in the form attached as Appendix C to this local policy statement. In the undertaking, the company agrees not to effect or permit any transfer of ownership of shares of the company nor to issue further shares of any class in the company without the consent of the Superintendent or the Exchange, so long as the company continues to hold any of the issuer's performance shares. An application for consent should be made in the same manner as an application for consent to a transfer of performance shares pursuant to Part 8 of this local policy statement.

PART 8 TRANSFER OF PERFORMANCE SHARES WITHIN ESCROW

     8.1  Permitted transferees -- Performance shares may be transferred only to

          (a)  other principals, including incoming principals,

          (b)  the issuer of the performance shares, or

          (c) an offeror under a formal bid (as defined in section 74 of the Act).

     8.2 Request for consent to transfer -- In order to transfer performance shares, the holder of performance shares must deliver to the Superintendent or the Exchange a written request for consent to the transfer. The request for consent to the transfer must include:

          (a) the name of the escrow agent and the reference date of the escrow agreement,

          (b)  an explanation of the reason for the transfer,

          (c) a description of the consideration to be paid for the performance shares,

          (d) where the performance shares are to be transferred to a principal, confirmation that the transferee is a principal or will become a principal on or before the date of the proposed transfer, and

          (e) a description of the exemptions in the Act or the Regulation, if any, being relied upon to make the transfer.

     8.3 Documents to be filed with request for consent to transfer -- The request for consent to the transfer must be accompanied by:

          (a)  a copy of the transfer agreement,

          (b) an acknowledgement and agreement to be bound in the form attached as Schedule A to the escrow agreement, executed by the transferee,

          (c) where the performance shares are to be transferred to a non-reporting or closely held company, wherever situate, rather than to an individual, an



                                      7-39

3-07                         LOCAL POLICY STATEMENTS


               undertaking by the company in the form attached as Appendix C to this local policy statement,

          (d) where applicable, evidence that the proposed change of control has been approved by the shareholders of the issuer, and

          (e)  the appropriate application fee.

     8.4 Letter of consent or objection - Upon receiving a request for consent to a transfer and accompanying documents that comply with sections 8.2 and 8.3, the Superintendent or the Exchange will issue to the applicant a letter that either consents or objects to the transfer. A letter consenting to the transfer will be copied to the escrow agent.

     8.5 No transfer during period between prospectus receipt and listing - The Superintendent will generally refuse to consent to a transfer of performance shares during the period between the date of the receipt for the issuer's prospectus for its IPO and the date the issuer's securities are listed, posted and called for trading on the Exchange.

PART 9 RELEASE OF PERFORMANCE SHARES FROM ESCROW

     9.1 Release of shares of natural resource issuer - Holders of performance shares of a natural resource issuer will be entitled to the pro-rata release of those performance shares on the basis of 15% of the original number of performance shares for every $100,000 expended on exploration and development of a resource property by

          (a)  the issuer, or

          (b) a person other than the issuer in order to earn an interest in the resource property, but only in respect of that proportion of the expenditure equal to the issuer's remaining proportionate interest in the resource property after the person's interest has been earned, provided that

          (c) no more than 50% of the original number of performance shares may be released in any 12 month period, and

          (d) no expenditure on exploration and development made prior to the date of the receipt for the issuer's prospectus for its IPO may be included.

     9.2 Reduction in release for natural resource issuer - Where administrative expenses exceed 33% of total expenditures during the period on which the calculation in section 9.1 is based,

          (a)  the pro-rata release factor of 15% will be reduced to 7.5%, and

          (b) the percentage of the original number of performance shares available for release in any 12 month period will be reduced to 25%.

     9.3 Release of shares of industrial issuer - Holders of performance shares of an industrial issuer will be entitled to the pro-rata release of a number of performance shares equal to the amount of cumulative cash flow, not previously applied towards release, divided by the earn-out price.

     9.4 Adjustment of release calculation - On a consolidation, subdivision, amalgamation or reclassification of the issuer's shares, the release calculation must be adjusted so that the proportion of the outstanding performance shares available for release is unaffected by the consolidation, subdivision, amalgamation or reclassification.

     9.5 Requirements for release - No performance shares may be released from escrow unless, at the time of the application for release,

          (a) the issuer is meeting its current obligations in the ordinary course of business as they generally become due, as evidenced by a statutory declaration of the president or chief financial officer of the issuer.

          (b) the issuer's shares are listed, posted and called for trading on all stock exchanges having jurisdiction over it, as evidenced by letters from those stock exchanges,


                                      7-40

                            LOCAL POLICY STATEMENTS                         3-07

          (c) the issuer is not in default of any requirement of the Act or the Regulation, as evidenced by a certificate issued by the Commission, and

          (d) the issuer is in good standing with respect to its filing of returns with the Registrar of Companies under the Company Act or, if the issuer is incorporated, organized or continued in a jurisdiction other than British Columbia, with the registrar of companies or similar authority in that jurisdiction, as evidenced by a certificate issued by the Registrar of Companies or by that similar authority.

     9.6 Annual release based on annual audited financial statements - Performance shares may be released only once during an issuer's financial year. The release calculation must be based on the issuer's annual audited financial statements for the year or years during which the release requirements were met in respect of the performance shares to be released.

     9.7 Request for consent to release - In order to obtain a release of performance shares, the issuer must deliver to the Superintendent or the Exchange a written request for consent to the release. The request for consent to the release must include the name of the escrow agent and the reference date of the escrow agreement.

     9.8 Documents to be filed with request for consent to release - The request for consent to the release must be accompanied by:

          (a)  written evidence of compliance with the requirements of section
               9.5,

          (b) annual audited financial statements of the issuer for the financial year or years during which the release requirements were met in respect of the performance shares to be released,

          (c) where expenditures on a resource property were made by a person other than the issuer, an audited statement of costs,

          (d) a calculation, prepared by the issuer's auditor, of the number of performance shares to be released, and

          (e)  the appropriate application fee.

     9.9 Letter of consent or objection - Upon receiving a request for consent to a release and accompanying documents that comply with sections 9.7 and 9.8, the Superintendent or the Exchange will issue to the issuer a letter that either consents or objects to the release. A letter consenting to the release will be copied to the escrow agent.

     9.10 Request by holder of performance shares for consent to release - A holder of performance shares may apply to the Superintendent or the Exchange for release where the issuer is unable or unwilling to do so. If the president or chief financial officer of the issuer refuses to provide the statutory declaration referred to in section 9.5(a), the Superintendent or the Exchange may waive that requirement.

PART 10 SURRENDER OF PERFORMANCE SHARES FOR CANCELLATION

     10.1 Performance shares must be surrendered to the issuer for cancellation

          (a) at the time of a major reorganization of the issuer, if required as a condition of the consent to the reorganization by the Superintendent or the Exchange,

          (b) where the issuer's shares have been subject to a cease trade order issued under the Act for a period of 2 consecutive years, or

          (c) 10 years from the later of the date of issue of the performance shares and the date of receipt for the issuer's prospectus for its IPO.

PART 11 OTHER CONSIDERATION

     11.1 Natural resource issuer - Where a natural resource issuer proposes to acquire from a person a resource property or an option on a resource property, the value of which is not supported by a valuation opinion, the following principles apply:

          (a) In an arm's length transaction, the issuer may pay the person cash consideration.

          (b) In an arm's length transaction, the issuer may agree to pay the person


                                      7-41

3-07                        LOCAL POLICY STATEMENTS

               additional consideration at such time as the resource property commences commercial production. Such additional consideration may, depending on the circumstances, consist of cash consideration, reasonable payments from net profits, securities, or any combination of these.

          (c) In a non-arm's length transaction, the issuer may pay the person cash consideration up to the amount of the out of pocket costs incurred by the person in respect of the resource property, determined in accordance with section 5.3.

          (d) In a non-arm's length transaction, the issuer may agree to pay the person additional consideration at such time as the resource property commences commercial production, where the person has carried out extensive exploration with results that indicate that the resource property appears to have substantial merit. The extent of the person's effort, skill and risk in developing the resource property will be taken into account by the Superintendent in determining whether additional consideration is justified. Such additional consideration may, depending on the circumstances, consist of cash consideration, reasonable payments from net profits, securities or any combination of these. A 15% net profits interest would normally be considered reasonable.

     11.2 Industrial issuer -- Where an industrial issuer proposes to acquire from a person non-cash assets, the value of which are not supported by a valuation opinion, the following principles apply:

          (a) In an arm's length transaction, the issuer may pay the person cash consideration, a royalty or a combination of these.

          (b) In a non-arm's length transaction, the issuer may pay the person cash consideration up to the amount of the out of pocket costs incurred by the person in respect of the non-cash assets, determined in accordance with section 5.3.

DATED at Vancouver, British Columbia, this 21st day of December 1989.

                                                  Douglas M. Hyndman
                                                  Chairman


                   APPENDIX A TO LOCAL POLICY STATEMENT 3-07
                                ESCROW AGREEMENT

          THIS AGREEMENT is dated for reference ______________, 19__ and made

     AMONG:

          (the "Escrow Agent");

     AND:

          (the "Issuer");

     AND: EACH SHAREHOLDER, as defined in this Agreement
     (collectively, the "Parties").

     WHEREAS the Shareholder has acquired or is about to acquire shares of the Issuer;

     AND WHEREAS the Escrow Agent has agreed to act as escrow agent in respect of the shares upon the acquisition of the shares by the Shareholder;

     NOW THEREFORE in consideration of the covenants contained in this agreement and other good and valuable consideration (the receipt and sufficiency of which is acknowledged), the Parties agree as follows:

1.  INTERPRETATION

In this agreement:

          (a) "Acknowledgement" means the acknowledgement and agreement to be bound in the form attached as Schedule A to this agreement;

          (b)  "Act" means the Securities Act, S.B.C. 1985, c. 83;

          (c)  "Exchange" means the Vancouver Stock Exchange;



                                      7-42

                            LOCAL POLICY STATEMENTS                         3-07



          (d) "IPO" means the initial public offering of common shares of the Issuer under a prospectus which has been filed with, and for which a receipt has been obtained from, the Superintendent under section 42 of the Act;

          (e) "Local Policy Statement 3-07" means the Local Policy Statement 3-07 in effect as of the date of reference of this agreement and attached as Schedule B to this agreement;

          (f) "Shareholder" means a holder of shares of the Issuer who executes this agreement or an Acknowledgement;

          (g) "Shares" means the shares of the Shareholder described in Schedule C to this agreement, as amended from time to time in accordance with section 9;

          (h) "Superintendent" means the Superintendent of Brokers appointed under the Act; and

          (i) "Superintendent or the Exchange" means the Superintendent, if the shares of the Issuer are not listed on the Exchange, or the Exchange, if the shares of the Issuer are listed on the Exchange.

2. PLACEMENT OF SHARES IN ESCROW

The Shareholder places the Shares in escrow with Escrow Agent and shall deliver the certificates representing the Shares to the Escrow Agent as soon as practicable.

3. VOTING OF SHARES IN ESCROW

Except as provided by section 4(a), the Shareholder may exercise all voting rights attached to the Shares.

4. WAIVER OF SHAREHOLDER'S RIGHTS

The Shareholder waives the rights attached to the Shares

          (a)  to vote the Shares on a resolution to cancel any of the Shares,

          (b)  to receive dividends, and

          (c) to participate in the assets and property of the Issuer on a winding up or dissolution of the Issuer.

5. ABSTENTION FROM VOTING AS A DIRECTOR

A Shareholder that is or becomes a director of the Issuer shall abstain from voting on a directors' resolution to cancel any of the Shares.

6. TRANSFER WITHIN ESCROW

   (1) The Shareholder shall not transfer any of the Shares except in accordance with Local Policy Statement 3-07 and with the consent of the Superintendent or the Exchange.

   (2) The Escrow Agent shall not effect a transfer of the Shares within escrow unless the Escrow Agent has received

          (a) a copy of an Acknowledgement executed by the person to whom the Shares are to be transferred, and

          (b) a letter from the Superintendent or the Exchange consenting to the transfer.

   (3) Upon the death or bankruptcy of a Shareholder, the Escrow Agent shall hold the Shares subject to this agreement for the person that is legally entitled to become the registered owner of the Shares.

   (4) [Set out in this subsection the rights and obligations of a Shareholder who ceases to be a principal, as that term is defined in Local Policy Statement 3-07, dies, or becomes bankrupt, to retain, transfer or surrender to the Issuer for cancellation any Shares held by the Shareholder.]

7. RELEASE FROM ESCROW

   (1) The Shareholder irrevocably directs the Escrow Agent to retain the Shares until the Shares are released from escrow pursuant to subsection (2) or surrendered for cancellation pursuant to section 8.



                                      7-43

3-07                        LOCAL POLICY STATEMENTS


     (2) The Escrow Agent shall not release the Shares from escrow unless the Escrow Agent has received a letter from the Superintendent or the Exchange consenting to the release.

     (3) The approval of the Superintendent or the Exchange to a release from escrow of any of the Shares shall terminate this agreement only in respect of the Shares so released.

8.   SURRENDER FOR CANCELLATION

The Shareholder shall surrender the Shares for cancellation and the Escrow Agent shall deliver the certificates representing the Shares to the Issuer.

          (a) at the time of a major reorganization of the Issuer, if required as a condition of the consent to the reorganization by the Superintendent or the Exchange,

          (b) where the Issuer's shares have been subject to a cease trade order issued under the Act for period of 2 consecutive years.

          (c) 10 years from the later of the date of issue of the Shares and the date of the receipt for the Issuer's prospectus on its IPO, or

          (d)  where required by section 6(4).

9.   AMENDMENT OF AGREEMENT

     (1) Subject to subsection (2), this agreement may be amended only by a written agreement among the Parties and with the written consent of the Superintendent or the Exchange.

     (2)  Schedule C to this agreement shall be amended upon

          (a)  a transfer of Shares pursuant to section 6,

          (b)  a release of Shares from escrow pursuant to section 7, or

          (c) a surrender of Shares for cancellation pursuant to section 8, and the Escrow Agent shall note the amendment on the Schedule C in its possession.

10.  INDEMNIFICATION OF ESCROW AGENT

The Issuer and the Shareholders, jointly and severally, release, indemnify and save harmless the Escrow Agent from all costs, charges, claims, demands, damages, losses and expenses resulting from the Escrow Agent's compliance in good faith with this agreement.

11.  RESIGNATION OF ESCROW AGENT

     (1) If the Escrow Agent wishes to resign as escrow agent in respect of the Shares, the Escrow Agent shall give notice to the Issuer.

     (2) If the Issuer wishes the Escrow Agent to resign an escrow agent in respect of the Shares, the Issuer shall give notice to the Escrow Agent.

     (3) A notice referred to in subsection (1) or (2) shall be in writing and delivered to

          (a)  the Issuer at ________________________, or

          (b)  the Escrow Agent at _________________________
               and the notice shall be deemed to have been received on the date of delivery. The Issuer or the Escrow Agent may change its address for notice by giving notice to the other party in accordance with this subsection.

     (4) A copy of a notice referred to in subsection (1) or shall concurrently be delivered to the Superintendent or the Exchange.

     (5) The resignation of the Escrow Agent shall be effective and the Escrow Agent shall cease to be bound by this agreement on the date that is 180 days after the date of receipt of the notice referred to in subsection (1) or (2) or on such other date as the Escrow Agent and the Issuer may agree upon (the "resignation date").

     (6) The Issuer shall, before the resignation date and with the written consent of the Superintendent or the Exchange, appoint another escrow agent and that appointment shall be binding on the Issuer and the Shareholders.

12.  FURTHER ASSURANCES

The Parties shall execute and deliver any documents and perform any acts necessary to carry out the intent of this agreement.




                                      7-44

                            LOCAL POLICY STATEMENTS                         3-07
--------------------------------------------------------------------------------

13.  TIME

Time is of the essence of this agreement.

14.  GOVERNING LAWS

This agreement shall be construed in accordance with and governed by the laws of British Columbia and the laws of Canada applicable in British Columbia.

15.  COUNTERPARTS

This agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which shall constitute one agreement.

16.  LANGUAGE

Wherever a singular expression is used in this agreement, that expression is deemed to include the plural or the body corporate where required by the context.

17.  ENUREMENT

This Agreement enures to the benefit of and is binding on the Parties and their heirs, executors, administrators, successors and permitted assigns.

The Parties have executed and delivered this agreement as of the date of reference of this agreement.

The Corporate/Common Seal of            )
[Escrow Agent] was affixed              )
in the presence of:                     )
                                        )  c/s
--------------------------------------  )
Authorized signatory                    )
                                        )
--------------------------------------  )
Authorized signatory                    )
                                        )
The Corporate/Common Seal of            )
[Issuer] was affixed                    )
in the presence of:                     )
                                        )  c/s
--------------------------------------  )
Authorized signatory                    )
                                        )
--------------------------------------  )
Authorized signatory                    )

Where the Shareholder is an individual:

Signed, sealed and delivered by         )
[Shareholder] in the presence of:       )
                                        )
--------------------------------------  )
Name                                    )
                                        )
--------------------------------------  )  -----------------------------
Address                                 )  [Shareholder]
                                        )
--------------------------------------  )
                                        )
--------------------------------------  )
Occupation

Where the Shareholder is a company:
The Corporate/Common Seal of            )
[Shareholder] was affixed               )
in the presence of:                     )
                                        )
--------------------------------------  )  c/s


                                      7-45

3-07                        LOCAL POLICY STATEMENTS
-------------------------------------------------------------------------------

Authorized signatory               )
                                   )
-----------------------------------)
Authorized signatory               )

                         SCHEDULE A TO ESCROW AGREEMENT

                   ACKNOWLEDGEMENT AND AGREEMENT TO BE BOUND

To: Superintendent of Brokers           or   Vancouver Stock Exchange
    #1100 - 865 Hornby Street                609 Granville Street
    Vancouver, B.C.                          Vancouver, B.C.
    V6Z 2H4                                  V7Y 1H1

    (if the shares are not                   (if the shares are listed
    listed on the Vancouver                  on the Vancouver
    Stock Exchange)                          Stock Exchange)

I acknowledge that

          (a) I have entered into an agreement with _________________________ under which ____________ shares of _____________ (the "Shares")
                 will be transferred to me upon receipt of regulatory approval, and

          (b) the Shares are held in escrow subject to an escrow agreement dated for reference ______________________, 19___ (the "Escrow
                 Agreement"), a copy of which is attached as Schedule A to this acknowledgement.

In consideration of $1.00 and other good and valuable consideration (the receipt and sufficiency of which is acknowledged) I agree, effective upon receipt of regulatory approval of the transfer to me of the Shares, to be bound by the Escrow Agreement in respect of the Shares as if I were an original signatory to the Escrow Agreement.

Dated at _________________ on ____________ 19___.

Where the transferee is an individual:

Signed, sealed and delivered by         )
[transferee] in the presence of:        )
                                        )
--------------------------------------  )
Name                                    )
                                        )
--------------------------------------  )  -----------------------------
Address                                    [transferee]
                                        )
--------------------------------------  )
                                        )
--------------------------------------  )
Occupation

Where the transferee is a company:

The Corporate/Common Seal of            )
[transferee] was affixed                )
in the presence of:                     )
                                        )
--------------------------------------  )  c/s
Authorized signatory                    )
                                        )
--------------------------------------  )
Authorized signatory                    )


                                      7-46

                            LOCAL POLICY STATEMENTS                         3-07
--------------------------------------------------------------------------------

                         SCHEDULE C TO ESCROW AGREEMENT

--------------------------------------------------------------------------------
NAME OF SHAREHOLDER                          NUMBER OF SHARES HELD IN ESCROW
--------------------------------------------------------------------------------

                       APPENDIX B TO LOCAL STATEMENT 3-07
               EXAMPLES OF EARN-OUT PRICES FOR PERFORMANCE SHARES
                         ISSUED BY AN INDUSTRIAL ISSUER

     ----------------------------------------------------------------------
                                EARN-OUT PRICE IN DOLLARS
     ----------------------------------------------------------------------
     PERFORMANCE SHARE           5%       25%       45%       65%
     PERCENTAGE
     --------------------    -----      ----      ----      ----      -----
     EARN-OUT FACTOR           .01x      .25x      .81x     1.69x
     --------------------    -----      ----      ----      ----      -----
     I
     --------------------    -----      ----      ----      ----      -----
     P                       $0.40      .004       .10       .34        676
     --------------------    -----      ----      ----      ----      -----
     O                         .60      .006       .15      .486      1.014
     --------------------    -----      ----      ----      ----      -----
     P
     --------------------    -----      ----      ----      ----      -----
     R                       $0.80      .008       .20      .648      1.352
     --------------------    -----      ----      ----      ----      -----
     I
     --------------------    -----      ----      ----      ----      -----
     C                       $1.00      .010       .25      .810      1.690
     --------------------    -----      ----      ----      ----      -----
     E
     --------------------    -----      ----      ----      ----      -----

The earn-out price represents the amount of cash flow that must be generated to release one performance share from escrow. The following definitions are applicable to the calculation.

Earn-out Price:

     The IPO price multiplied by the earn-out factor.

IPO Price:

     The price per share paid by the public on the issuer's IPO.

Earn-out Factor:

     The number obtained by squaring the performance share percentage, expressed as a decimal, and multiplying the result by four.

Performance Share Percentage:

     The percentage, determined on the date the issuer's shares are listed, posted and called for trading on the Exchange, that the issued performance shares of the issuer are of the total issued and outstanding voting securities of the issuer.

                   APPENDIX C TO LOCAL POLICY STATEMENT 3-07
                    UNDERTAKING REQUIRED FROM NON-REPORTING
                            OR CLOSELY HELD COMPANY

To:  Superintendent of Brokers               or  Vancouver Stock Exchange
     #1100-865 Hornby Street                     609 Granville Street
     Vancouver, B.C.                             Vancouver, B.C.
     V6Z 2H4                                     V7Y 1H1
     (if the shares are not                      (if the shares are listed
     listed on the Vancouver                     on the Vancouver Stock
     Stock Exchange                              Exchange)

_________ (the "Company") undertakes, for the duration of the time that the Company is the registered owner of escrowed shares of ___________________ (the "Issuer"),


                                      7-47

3-12                        LOCAL POLICY STATEMENTS
-------------------------------------------------------------------------------


          (a) to effect or permit transfer of ownership in the shares of the Company, or

          (b) to allot and issue further shares of any class of shares of the Company only upon receipt of the written consent of the Superintendent of Brokers, if the Issuer's shares are not listed on the Vancouver Stock Exchange (the "Exchange"), or the Exchange, if the Issuer's shares are listed on the Exchange.

Dated at _______________________ on ________________ 19___.

The Corporate/Common Seal of            )
[Company] was affixed                   )
in the presence of:                     )
                                        )
                                        )  c/s
------------------------------------    )
Authorized signatory                    )
                                        )
------------------------------------    )
Authorized signatory

                        SCHEDULE "C" TO ESCROW AGREEMENT


------------------------------------------------------------------------------
NAME OF SHAREHOLDER                     NUMBER OF SHARES HELD IN ESCROW
------------------------------------------------------------------------------
Clinton Rickards                                  282,267
13961 - 33rd Avenue
Surrey, B.C. V6P 3G2

David Brown                                        88,208
Apt. 701 - 625 Avenue Road
Toronto, Ontario M4V 2K7

Estate of Ronald Gunn                              17,641
c/o Faye Stephenson
Genest, Murray, Desbria & Lanek
700 - 130 Adelaide Street, West
Toronto, Ontario M5H 4C1

Charles Conrad                                     35,283
Route 1
Box 118J
Chouteau, Oklahoma
14337

Talbot Iredale                                     70,566
3657 West 28th Avenue
Vancouver, B.C. V6S 1S3

Ian Piper                                          28,227
303 - 4690 Hazel Street
Burnaby, B.C. V5H 1S5

Michael Massullo                                   28,227
#101 - 2736 Victoria Drive
Vancouver, B.C. VSN 4L4

Howard Van Pelt                                 2,187,581
1709 Conestoga SE
Albuquerque, NM 87123

TOTAL:                                          2,738,000
                                                ---------